Putnam
International
Growth and
Income Fund


Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

6-30-03

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[SCALE LOGO OMITTED]



From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

The global unrest that has kept the world's stock markets in turmoil over the past three years is reflected in the negative results posted by Putnam International Growth and Income Fund for the fiscal year ended June 30, 2003. The fund also lagged its benchmark index, but its performance was in line with its Lipper peer group category average. You will find the details on page 7.

In this uncertain environment, some comfort can be taken in the fact that during the latter half of the fund's fiscal year, many of its holdings made significant gains, a tribute to the management team's strategy of focusing on value-oriented mid- and large-cap companies in pursuit of capital growth. The managers discuss their strategy in the following report and also offer their views of prospects for the fiscal year that has just begun.

The past three years were among the most challenging periods on record for equity investors and it is heartening to see signs that this negative cycle may at last be ending. What we told you at the beginning of this fiscal year bears repeating here. We deeply appreciate your continued confidence in Putnam and we firmly believe that over the long haul your patience will be rewarded.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

August 20, 2003



Report from Fund Management

Fund highlights

* Putnam International Growth and Income Fund posted a loss for the annual period ended June 30, 2003. The fund's class A shares returned -7.67% at net asset value, and -13.02% at public offering price.

* Due to differences in individual holdings and weightings, the fund underperformed its benchmark, the Citigroup World Ex-U.S. Primary Markets Value Index, which returned -5.17%.

* The return for class A shares at net asset value was in line with the average return of the Lipper International Funds category, which was -7.98%.

* See the Performance Summary on page 7 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

The fund's negative annual return should be viewed in the context of the market environment, which, for the greater part of the fiscal year, was harsh for international equities. Underperformance relative to the benchmark was due, in part, to differences in weightings and individual holdings, but also to currency issues. Because the fund was underweighted in euro-denominated stocks, it did not benefit as fully as it might have from the weakness of the U.S. dollar. However, in the second half of the fiscal year, improving market conditions lifted valuations for many of the fund's holdings, and rewarded our value strategy. Though not sufficient to eradicate earlier losses, class A shares posted a positive return of 9.90% at net asset value and 3.63% at public offering price for the six months ended June 30, 2003. We are encouraged by this improvement, and we remain committed to improving long-term fund performance through all market environments.

FUND PROFILE

Putnam International Growth and Income Fund invests primarily in stocks of mid- and large-cap foreign companies that the management team believes are undervalued. It seeks capital growth, with current income as a secondary objective. It may be appropriate for investors seeking exposure to international equities.


Market overview

Last July, as the fiscal period began, markets were weak, corporate profits disappointing, and the world braced for the possibility of war in Iraq. An already tenuous situation worsened when U.K. and European insurance companies saw their reserves shrink and, in the face of ratings downgrades and regulatory requirements, sold their weakened equities en masse and bought bonds. Equity valuations plummeted further as a result. The fund's insurance holdings took a major hit, as did European equity markets overall. This created buying opportunities, particularly among beaten down financial stocks. As the year progressed, the war with Iraq wound down, the SARS scare calmed somewhat, oil prices declined, and U.S. monetary policy began to have a stimulative effect on world economies. Stocks began to regain strength, led by smaller-cap, more volatile issues in cyclical industries. Stocks of large, well-established and mature companies, such as those your fund invests in, also showed some improvement, but to a lesser degree.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 6/30/03
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
Citigroup World Ex-U.S. Primary Markets Value Index (foreign
stocks)                                                                 -5.17%
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                       0.25%
-------------------------------------------------------------------------------
Russell 1000 Value Index (large-company value stocks)                   -1.02%
-------------------------------------------------------------------------------
Russell Midcap Growth Index (midsize-company growth stocks)              7.35%
-------------------------------------------------------------------------------

Bonds
-------------------------------------------------------------------------------
Lehman Government Bond Index (government bonds)                         11.34%
-------------------------------------------------------------------------------
CSFB High Yield Index (high-yield bonds)                                20.78%
-------------------------------------------------------------------------------
Lehman Credit Index (corporate bonds)                                   15.59%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 6/30/03.
-------------------------------------------------------------------------------

Strategy overview

As the period began, the portfolio had a fair amount of exposure to the financial sector, particularly to European insurance companies that possessed long histories of strength and stability. These positions detracted significantly from the fund's return when falling equity valuations created a crisis across the insurance industry and the markets in general. We transitioned to a more defensive positioning that emphasized established markets, including Switzerland, Canada, Germany, and Bermuda, and markets that we believed were very undervalued, such as South Korea. Within those countries, we favored blue-chip companies in defensive sectors such as consumer staples and health care. At midyear, the fund was underweighted in utilities, technology, and telecommunications. We also remained cautiously underweighted in the financial sector. With the benefit of hindsight, it appears that our defensive positioning may have held back performance when markets and the fund's holdings began to advance.

Toward the end of the period, we pursued a more neutral stance, by adding to cyclical sectors such as technology and basic materials. When very low valuations created attractive buying opportunities, we also added to our positions in the financial sector and increased the allocation so that it was slightly overweight relative to the benchmark index. We believe that the fund's high-quality holdings will continue to be productive over the long term.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]

TOP INDUSTRY WEIGHTINGS COMPARED

                                 as of 12/31/02                 as of 6/30/03

Banking                              13.7%                          17.0%

Insurance                             7.0%                           9.3%

Pharmaceuticals                       7.4%                           8.6%

Oil and gas                           8.1%                           7.1%

Telecommunications                    5.1%                           5.3%

Footnote reads:
This chart shows how the fund's top industry weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

Fund performance was helped by several individual stocks, and by sector and industry weightings that proved beneficial. Standout individual performers included Yukos Oil, ACE Limited, National Bank of Canada, Canadian Imperial Bank of Commerce, and Samsung Electronics. Russian-based Yukos Oil appreciated as markets acknowledged its steady production growth, which is projected to increase at an annual rate of 8%-12% going forward. In addition, the company's management is known for its focus on increasing shareholder value. ACE Limited, headquartered in Bermuda, provides commercial lines of insurance, and benefited from improving pricing trends. Samsung Electronics grew its market share in the cell phone handset business, and now occupies the number three spot globally. The company also managed to maintain profit margins in its core semiconductor business. National Bank of Canada advanced when the market recognized its successful turnaround, accomplished through cost cutting measures and effective execution of competitive strategies. We believed that concerns regarding Canadian Imperial Bank of Commerce's credit and capital markets exposures were overblown, and pushed the value of the stock to unjustifiably low levels. As the market came to share our view, the stock appreciated and the fund benefited. In terms of sectors, the fund's move to an overweight position in technology and basic materials helped, as did its underweighting in energy and financials, which underperformed. Reduced exposure to Japanese and German banks, which underperformed, also helped.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

 1 Novartis AG
   Switzerland
   Pharmaceuticals

 2 HSBC Holdings PLC
   United Kingdom
   Banking

 3 BP PLC
   United Kingdom
   Oil and gas

 4 Barclays PLC
   United Kingdom
   Banking

 5 E.On AG
   Germany
   Electric utilities

 6 BNP Paribas SA
   France
   Banking

 7 Diageo PLC
   United Kingdom
   Beverage

 8 Canadian Imperial Bank of Commerce
   Canada
   Banking

 9 Millea Holdings, Inc.
   Japan
   Insurance

10 BHP Billiton PLC
   United Kingdom
   Metals

Footnote reads:
These holdings represent 24.3% of the fund's net assets as of 6/30/03. The fund's holdings will change over time.

Main detractors from performance included game software manufacturer Sega Corp., which experienced a few missteps when introducing new products. Also, Sony Corp. lost market share in the consumer electronics area, as fierce price competition from Chinese and Korean competitors caused it to miss its earnings targets. Australian-based Brambles, which leases pallets used for shipping products from manufacturers to retailers, declined as the restructuring of its European operations took longer than expected. Fund performance was hindered by our relative underweighting in the telecommunications sector, which was among the best-performing sectors for the period. In terms of country allocation, the fund's emphasis on Switzerland hurt, as it underperformed. And as we mentioned earlier, the fund's exposure to European insurers negatively impacted performance in the first part of the year.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.


[GRAPHIC OMITTED: horizontal bar chart TOP COUNTRY WEIGHTINGS AS OF 6/30/03]

TOP COUNTRY WEIGHTINGS AS OF 6/30/03

United Kingdom            22.5%

Japan                     15.6%

Switzerland               10.1%

France                     7.7%

Canada                     6.0%

Footnote reads:
Weightings are shown as a percentage of market value. Holdings will vary over time.


The fund's management team

The fund is managed by the Putnam International Value Team. The members of the team are George Stairs (Portfolio Leader), Pamela Holding (Portfolio Member), and Omid Kamshad.



The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

In our opinion, many of the uncertainties that contributed to negative sentiment in the markets six months ago have dissipated. Our outlook for the fund is decidedly more optimistic, and our positioning is less defensive. Businesses have begun to reap the rewards of their cost-cutting and streamlining measures and profitability is slowly returning. Consumers are benefiting from low interest rates, low inflation, and tax reform. Money is flowing from bonds into equities, which we believe is indicative of a renewed confidence on the part of investors. Recent market upswings have exhibited staying power, and in our opinion, economic indicators signal improvement in many areas.

We believe that economic recovery will take hold first in the United States and will continue into the Far East. We have positioned the fund accordingly, increasing exposure to Japan and to emerging markets, which we believe will benefit before many of the developed non-U.S. markets. That said, we generally keep the fund's country and sector allocations closely aligned with those of the benchmark index. We reduced the underweight in Japan because we believe Japanese companies are finally involved in serious restructuring, focused on generating free cash flow, and improving shareholder value through share repurchases and dividends. Currently, Japan's broad-market dividend yield is higher than its short-term bond yield, and not too different from the yield of the S&P 500 Index. These are encouraging signs.

In terms of sectors, the fund has increased its positions in technology, basic materials, commodities, and consumer cyclicals ---- areas that we believe will benefit from increased capital spending and improved economic conditions. Furthermore, as geopolitical uncertainties are brought under control and world economies continue to improve, we believe the fund's holdings, focused on well managed, undervalued companies undergoing significant positive change, will continue to outperform.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging market securities, including illiquidity and volatility.



Performance summary

This section provides information about your fund's performance during its fiscal year, which ended June 30, 2003. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See page 8 for definitions of some terms used in this section.


--------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 6/30/03
--------------------------------------------------------------------------------------

                   Class A          Class B            Class C            Class M
(inception dates)  (8/1/96)         (8/1/96)           (2/1/99)           (8/1/96)
                  NAV    POP       NAV     CDSC       NAV     CDSC       NAV    POP
--------------------------------------------------------------------------------------
1 year           -7.67% -13.02%   -8.51%  -13.06%    -8.37%  -9.28%     -8.20% -11.45%
--------------------------------------------------------------------------------------
5 years          -9.56  -14.77   -13.01   -14.29    -12.68  -12.68     -11.88  -14.94
Annual average   -1.99   -3.15    -2.75    -3.04     -2.68   -2.68      -2.50   -3.18
--------------------------------------------------------------------------------------
Life of fund     37.04   29.17    29.88    29.88     30.37   30.37      32.26   27.62
Annual average    4.67    3.77     3.85     3.85      3.91    3.91       4.13    3.59
--------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase will be imposed for all share classes of Putnam International Growth and Income Fund. See the prospectus for details.


-------------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 6/30/03
-------------------------------------------------------------------------------
                      Citigroup World                Lipper
                      Ex-U.S. Primary             International
                       Markets Value             Funds category
                          Index                     average*
------------------------------------------------------------------------------
1 year                   -5.17%                     -7.98%
------------------------------------------------------------------------------
5 years                  -9.65                     -16.10
Annual average           -2.01                      -3.79
------------------------------------------------------------------------------
Life of fund             17.76                      10.44
Annual average            2.39                       1.08
------------------------------------------------------------------------------

* Index and Lipper results should be compared to fund performance at net asset value. Over the 1-, 5-, and life-of-fund periods ended 6/30/03, there were 818, 461, and 279 funds, respectively, in this Lipper category.


[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment, 8/1/96 to 6/30/03

                                              Citigroup World
                                                  Ex-U.S.
                  Fund's class A              Primary Markets
                  shares at POP                 Value Index

8/1/96                9,425                       10,000
6/30/97              11,945                       11,931
6/30/98              14,282                       13,034
6/30/99              15,691                       13,798
6/30/00              18,253                       15,573
6/30/01              14,922                       13,370
6/30/02              13,989                       12,418
6/30/03             $12,917                      $11,776

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $12,988 and $13,037, respectively, and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $13,226 ($12,762 at public offering price). See first page of performance section for performance calculation method.

-------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 6/30/03
-------------------------------------------------------------------------------
                         Class A       Class B       Class C       Class M
-------------------------------------------------------------------------------
Distributions (number)      1             1             1             1
------------------------------------------------------------------------------
Income                   $0.097        $0.033        $0.038        $0.050
------------------------------------------------------------------------------
Capital gains                --            --            --            --
------------------------------------------------------------------------------
Total                    $0.097        $0.033        $0.038        $0.050
-------------------------------------------------------------------------------
Share value:           NAV   POP         NAV           NAV       NAV    POP
------------------------------------------------------------------------------
6/30/02               $8.77  $9.31      $8.62         $8.70     $8.72   $9.04
------------------------------------------------------------------------------
6/30/03                7.99   8.48       7.85          7.93      7.95    8.24
-------------------------------------------------------------------------------


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


Comparative indexes

Citigroup (formerly Salomon Smith Barney) World Ex-U.S. Primary Markets Value Index is an unmanaged index of mostly large- and some small-capitalization stocks from developed countries excluding the United States chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Russell 1000 Value Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their value orientation.

Russell Midcap Growth Index is an unmanaged index of all medium and medium/small companies in the Russell 1000 Index chosen for their growth orientation.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Credit Suisse First Boston (CSFB) High Yield Index is an unmanaged index of high-yield debt securities.

Lehman Credit Index is an unmanaged index of corporate bonds.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.



A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Independent Auditors' Report, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Independent auditors' report

To the Trustees of Putnam Funds Trust and Shareholders of Putnam
International Growth and Income Fund (a series of Putnam Funds Trust)

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam International Growth and Income Fund (the "fund") at June 30, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at June 30, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 11, 2003



The fund's portfolio
June 30, 2003

Common stocks (97.5%) (a)
Number of shares                                                         Value

Airlines (1.4%)
-------------------------------------------------------------------------------
       418,200 Deutsche Lufthansa AG (Germany)                      $4,883,403
     1,618,170 Qantas Airways, Ltd. (Australia)                      3,548,424
                                                                  ------------
                                                                     8,431,827

Automotive (4.4%)
-------------------------------------------------------------------------------
       200,700 Bayerische Motoren Werke (BMW) AG
               (Germany)                                             7,708,343
       853,000 Nissan Motor Co., Ltd. (Japan)                        8,156,968
       134,034 Peugeot SA (France)                                   6,509,879
       182,300 Toyota Motor Corp. (Japan)                            4,722,641
                                                                  ------------
                                                                    27,097,831

Banking (17.0%)
-------------------------------------------------------------------------------
       301,915 ABN AMRO Holdings NV (Netherlands)                    5,771,869
        55,600 ABN AMRO Holdings NV (Netherlands)
               (acquired 5/9/03, cost $904,964)
               (RES) (NON)                                           1,062,935
       608,404 Allied Irish Banks PLC (Ireland)                      9,144,274
       250,228 Australia & New Zealand Banking
               Group, Ltd. (Australia)                               3,122,812
     1,795,864 Barclays PLC (United Kingdom)                        13,334,290
       233,455 BNP Paribas SA (France)                              11,861,347
       270,900 Canadian Imperial Bank of Commerce
               (Canada)                                             10,748,259
       296,900 Danske Bank A/S (Denmark)                             5,782,783
     4,100,523 Grupo Financiero BBVA Bancomer SA de
               CV (Mexico) (NON)                                     3,475,153
       185,848 HDFC Bank, Ltd. (India)                               1,035,845
     2,342,311 HSBC Holdings PLC (United Kingdom)                   27,672,062
       283,297 National Bank of Canada (Canada)                      7,682,489
        28,762 Societe Generale (France)                             1,822,954
       478,000 United Overseas Bank, Ltd.
               (Singapore)                                           3,366,388
                                                                  ------------
                                                                   105,883,460

Basic Materials (0.7%)
-------------------------------------------------------------------------------
       111,000 Compagnie de Saint Gobain (France)                    4,367,718

Beverage (2.9%)
-------------------------------------------------------------------------------
     1,102,256 Diageo PLC (United Kingdom)                          11,767,134
       292,268 Interbrew (Belgium)                                   6,493,514
                                                                  ------------
                                                                    18,260,648

Broadcasting (0.8%)
-------------------------------------------------------------------------------
     1,364,372 Carlton Communications PLC (United
               Kingdom)                                              3,410,589
       202,521 News Corp., Ltd. (The) (Australia)                    1,521,079
                                                                  ------------
                                                                     4,931,668

Building Materials (0.4%)
-------------------------------------------------------------------------------
       408,000 Asahi Glass Co., Ltd. (Japan)                         2,531,945

Chemicals (0.9%)
-------------------------------------------------------------------------------
       131,400 BASF AG (Germany)                                     5,589,862

Commercial and Consumer Services (1.6%)
-------------------------------------------------------------------------------
       246,000 SECOM Co., Ltd. (Japan)                               7,212,995
       401,800 Toppan Printing Co., Ltd. (Japan)                     2,878,367
                                                                  ------------
                                                                    10,091,362

Communications Equipment (1.2%)
-------------------------------------------------------------------------------
       269,006 Nokia OYJ (Finland)                                   4,429,234
     3,033,000 Telefonaktiebolaget LM Ericsson AB
               Class B (Sweden) (NON)                                3,259,049
                                                                  ------------
                                                                     7,688,283

Conglomerates (1.7%)
-------------------------------------------------------------------------------
     2,087,444 Brambles Industries, Ltd.
               (Australia)                                           6,397,269
         8,994 Haw Par Corp., Ltd. (Singapore)                          22,170
       226,360 Vivendi Universal SA (France) (NON)                   4,119,519
                                                                  ------------
                                                                    10,538,958

Construction (2.2%)
-------------------------------------------------------------------------------
       396,053 CRH PLC (Ireland)                                     6,207,311
        85,745 Lafarge SA (France)                                   5,021,073
        85,745 Lafarge SA (France) (Rights) (NON)                      231,363
       577,677 Rinker Group, Ltd. (Australia)                        2,029,925
                                                                  ------------
                                                                    13,489,672

Consumer Cyclicals (0.6%)
-------------------------------------------------------------------------------
           500 Matsushita Electric Industrial Co.
               (Japan)                                                   4,952
        37,370 Swatch Group AG (The) Class B
               (Switzerland)                                         3,387,363
                                                                  ------------
                                                                     3,392,315

Consumer Finance (0.9%)
-------------------------------------------------------------------------------
       155,640 Acom Co., Ltd. (Japan)                                5,626,636

Consumer Goods (3.2%)
-------------------------------------------------------------------------------
       364,000 KAO Corp. (Japan)                                     6,776,676
       461,777 Reckitt Benckiser PLC (United
               Kingdom)                                              8,472,684
       607,087 Unilever PLC (United Kingdom)                         4,833,171
                                                                  ------------
                                                                    20,082,531

Electric Utilities (4.1%)
-------------------------------------------------------------------------------
       233,046 E.On AG (Germany)                                    11,947,600
       170,000 Hong Kong Electric Holdings, Ltd.
               (Hong Kong)                                             667,103
       351,810 Iberdrola SA (Spain)                                  6,091,539
       174,770 Korea Electric Power Corp. (South
               Korea)                                                2,768,779
       355,741 Scottish and Southern Energy PLC
               (United Kingdom)                                      3,662,709
                                                                  ------------
                                                                    25,137,730

Electronics (3.3%)
-------------------------------------------------------------------------------
       199,900 Celestica, Inc. (Canada) (NON)                        3,107,757
       418,755 Koninklijke (Royal) Philips
               Electronics NV (Netherlands)                          7,962,288
        25,500 Rohm Co., Ltd. (Japan)                                2,780,466
        21,850 Samsung Electronics Co., Ltd. (South
               Korea)                                                6,501,886
           420 Taiwan Semiconductor Manufacturing
               Co., Ltd. (Taiwan) (NON)                                    693
                                                                  ------------
                                                                    20,353,090

Financial (1.2%)
-------------------------------------------------------------------------------
       137,500 Orix Corp. (Japan)                                    7,605,165

Food (1.2%)
-------------------------------------------------------------------------------
        36,652 Nestle SA (Switzerland)                               7,564,787

Forest Products and Packaging (0.9%)
-------------------------------------------------------------------------------
       178,900 Abitibi-Consolidated, Inc. (Toronto
               Exchange) (Canada)                                    1,132,529
        95,200 Amcor, Ltd. (Australia)                                 518,390
       115,600 Svenska Cellulosa AB (SCA) Class B
               (Sweden)                                              3,950,347
                                                                  ------------
                                                                     5,601,266

Insurance (9.3%)
-------------------------------------------------------------------------------
       200,400 ACE, Ltd. (Bermuda)                                   6,871,716
       412,381 Fortis (Belgium)                                      7,102,438
       354,897 ING Groep NV (Netherlands)                            6,165,365
         1,223 Millea Holdings, Inc. (Japan)                         9,352,053
       218,000 Mitsui Sumitomo Insurance Co., Ltd.
               (Japan)                                               1,011,462
       249,500 Sun Life Financial Services of
               Canada, Inc. (Canada)                                 5,138,763
       151,858 Swiss Reinsurance Co. (Switzerland)                   8,415,997
        16,713 Swiss Reinsurance Co. 144A
               (Switzerland) (NON)                                     926,237
        57,200 XL Capital, Ltd. Class A (Bermuda)                    4,747,600
        66,780 Zurich Financial Services AG
               (Switzerland) (NON)                                   7,964,090
                                                                  ------------
                                                                    57,695,721

Investment Banking/Brokerage (1.0%)
-------------------------------------------------------------------------------
       242,000 Nomura Securities Co., Ltd. (Japan)                   3,072,120
        56,614 UBS AG (Switzerland)                                  3,150,100
                                                                  ------------
                                                                     6,222,220

Lodging/Tourism (2.0%)
-------------------------------------------------------------------------------
       119,681 Accor SA (France)                                     4,328,658
     2,670,756 Hilton Group PLC (United Kingdom)                     8,108,415
                                                                  ------------
                                                                    12,437,073

Machinery (0.5%)
-------------------------------------------------------------------------------
       194,400 MAN AG (Germany)                                      3,276,724

Manufacturing (0.5%)
-------------------------------------------------------------------------------
       110,800 SKF AB Class B (Sweden)                               3,197,951

Metals (3.9%)
-------------------------------------------------------------------------------
       347,677 Arcelor (Luxembourg)                                  4,047,916
     1,758,402 BHP Billiton PLC (United Kingdom)                     9,255,349
       108,400 Companhia Vale do Rio Doce (CVRD)
               ADR (Brazil)                                          3,215,144
        46,920 Pohang Iron & Steel Co., Ltd. (South
               Korea)                                                4,876,848
       156,894 Rio Tinto PLC (United Kingdom)                        2,951,176
                                                                  ------------
                                                                    24,346,433

Office Equipment & Supplies (1.1%)
-------------------------------------------------------------------------------
       143,000 Canon, Inc. (Japan)                                   6,563,349

Oil & Gas (7.1%)
-------------------------------------------------------------------------------
     1,371,906 BG Group PLC (United Kingdom)                         6,077,887
     2,195,292 BP PLC (United Kingdom)                              15,222,429
       164,377 EnCana Corp. (Canada)                                 6,255,643
       160,500 Petroleo Brasileiro SA ADR (Brazil)                   3,171,480
        50,897 TotalFinaElf SA Class B (France)                      7,690,696
       106,575 YUKOS ADR (Russia)                                    5,946,885
                                                                  ------------
                                                                    44,365,020

Pharmaceuticals (8.6%)
-------------------------------------------------------------------------------
        75,878 AstraZeneca PLC (United Kingdom)                      3,042,328
       233,583 GlaxoSmithKline PLC (United Kingdom)                  4,713,588
       756,839 Novartis AG (Switzerland)                            29,956,115
        39,679 Roche Holding AG (Switzerland)                        3,113,199
       224,000 Taisho Pharmaceutical Co., Ltd.
               (Japan)                                               3,235,452
        76,800 Takeda Chemical Industries, Ltd.
               (Japan)                                               2,834,019
       254,600 Yamanouchi Pharmaceutical Co., Ltd.
               (Japan)                                               6,638,051
                                                                  ------------
                                                                    53,532,752

Publishing (1.1%)
-------------------------------------------------------------------------------
         6,800 Quebecor World, Inc. (Canada)                           124,688
       540,817 Reed Elsevier NV (Netherlands)                        6,377,322
                                                                  ------------
                                                                     6,502,010

Railroads (0.6%)
-------------------------------------------------------------------------------
        77,900 Canadian National Railway Co.
               (Canada)                                              3,731,860

Retail (3.7%)
-------------------------------------------------------------------------------
       297,300 Aeon Co. Ltd. (Japan)                                 6,810,287
       702,976 GUS PLC (United Kingdom)                              7,875,792
     2,296,758 Tesco PLC (United Kingdom)                            8,308,809
                                                                  ------------
                                                                    22,994,888

Software (0.4%)
-------------------------------------------------------------------------------
        34,783 Infosys Technologies, Ltd. (India)                    2,444,281

Telecommunications (5.3%)
-------------------------------------------------------------------------------
        31,320 KT Corp. (South Korea)                                1,226,022
         1,428 Nippon Telegraph and Telephone Corp.
               (NTT) (Japan)                                         5,602,566
         2,800 NTT DoCoMo, Inc. (Japan)                              6,064,140
       611,337 Portugal Telecom SGPS SA (Portugal)                   4,380,088
        31,830 SK Telecom Co., Ltd. (South Korea)                    5,442,850
       665,150 Telecom Italia SpA (Italy)                            6,018,155
       134,449 Telefonica SA (Spain) (NON)                           1,560,725
        92,700 Telefonos de Mexico SA de CV
               (Telmex) ADR Class L (Mexico)                         2,912,634
                                                                  ------------
                                                                    33,207,180

Tobacco (0.7%)
-------------------------------------------------------------------------------
       406,493 BAT Industries PLC (United Kingdom)                   4,611,155

Transportation Services (0.6%)
-------------------------------------------------------------------------------
       195,071 TPG NV (Netherlands)                                  3,386,586

Water Utilities (0.5%)
-------------------------------------------------------------------------------
       162,830 Veolia Environnement (France)                         3,346,600
                                                                  ------------
               Total Common stocks (cost $611,714,120)            $606,128,557

Units (0.6%) (a) (cost $4,153,268)
Number of units                                                          Value
-------------------------------------------------------------------------------
        95,723 KT Corp. 144A Structured Call
               Warrants (issued by UBS AB)
               expiration 11/30/03 (South Korea)                    $3,772,908

Short-term investments (4.5%) (a)
Principal amount                                                         Value
-------------------------------------------------------------------------------
   $12,205,786 Short-term investments held as
               collateral for loaned securities
               with yields ranging from 0.91% to
               1.40% and due dates ranging  from
               July 1, 2003 to August 22, 2003 (d)                 $12,198,579
    15,581,719 Short-term investments held in
               Putnam commingled cash  account with
               yields ranging from 1.00% to 1.32%
               and due  dates ranging from July 1,
               2003 to August 18, 2003 (d)                          15,581,719
                                                                  ------------
               Total Short-Term investments (cost $27,780,298)     $27,780,298
                                                                  ------------
               Total Investments (cost $643,647,686)              $637,681,763
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $621,973,619.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at June 30, 2003 was $1,062,935 or 0.2% of net assets.

  (d) See Note 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American Depositary Receipts, representing ownership of foreign securities on deposit with a custodian bank.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at June 30, 2003: (as a percentage of Market Value)

          Australia                2.7%          Mexico                   1.0
          Belgium                  2.1           Netherland               4.8
          Bermuda                  1.8           South Korea              3.9
          Brazil                   1.0           Spain                    1.2
          Canada                   6.0           Sweden                   1.6
          France                   7.7           Switzerland             10.1
          Germany                  5.2           United Kingdom          22.5
          Ireland                  2.4           United States            4.4
          Japan                   15.6           Other                    6.0
                                                                     --------
                                                 Total                  100.0%

      The accompanying notes are an integral part of these financial statements.



Statement of assets and liabilities
June 30, 2003

Assets
-----------------------------------------------------------------------------
Investments in securities, at value, including $11,643,167
of securities on loan (identified cost $643,647,686) (Note 1)    $637,681,763
-----------------------------------------------------------------------------
Cash                                                                  484,647
-----------------------------------------------------------------------------
Foreign currency (cost $50,329) (Note 1)                               50,255
-----------------------------------------------------------------------------
Dividends, interest and other receivables                           1,895,244
-----------------------------------------------------------------------------
Receivable for shares of the fund sold                              1,041,030
-----------------------------------------------------------------------------
Receivable for securities sold                                      6,256,628
-----------------------------------------------------------------------------
Total assets                                                      647,409,567

Liabilities
-----------------------------------------------------------------------------
Payable for securities purchased                                   10,314,063
-----------------------------------------------------------------------------
Payable for shares of the fund repurchased                          1,071,245
-----------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                        1,175,836
-----------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            123,109
-----------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                          63,820
-----------------------------------------------------------------------------
Payable for administrative services (Note 2)                              880
-----------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                433,334
-----------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                 12,198,579
-----------------------------------------------------------------------------
Other accrued expenses                                                 55,082
-----------------------------------------------------------------------------
Total liabilities                                                  25,435,948
-----------------------------------------------------------------------------
Net assets                                                       $621,973,619

Represented by
-----------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                  $877,428,693
-----------------------------------------------------------------------------
Undistributed net investment income (Note 1)                        6,036,531
-----------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                   (255,633,788)
-----------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and
liabilities in foreign currencies                                  (5,857,817)
-----------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                               $621,973,619

Computation of net asset value and offering price
-----------------------------------------------------------------------------
Net asset value and redemption price per class A share
($329,904,082 divided by 41,311,688 shares)                             $7.99
-----------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $7.99)*                  $8.48
-----------------------------------------------------------------------------
Net asset value and offering price per class B share
($241,767,959 divided by 30,795,695 shares)**                           $7.85
-----------------------------------------------------------------------------
Net asset value and offering price per class C share
($24,061,907 divided by 3,034,006 shares)**                             $7.93
-----------------------------------------------------------------------------
Net asset value and redemption price per class M share
($17,949,958 divided by 2,257,840 shares)                               $7.95
-----------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $7.95)*                  $8.24
-----------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($8,289,713 divided by 1,034,751 shares)                  $8.01
-----------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.



Statement of operations
Year ended June 30, 2003

Investment income:
-----------------------------------------------------------------------------
Dividends (net of foreign tax of $1,963,097)                      $15,612,982
-----------------------------------------------------------------------------
Interest                                                               54,695
-----------------------------------------------------------------------------
Securities lending                                                     38,352
-----------------------------------------------------------------------------
Total investment income                                            15,706,029

Expenses:
-----------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    4,798,065
-----------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                      1,512,073
-----------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                      26,736
-----------------------------------------------------------------------------
Administrative services (Note 2)                                       14,168
-----------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                 811,578
-----------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               2,415,331
-----------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 220,337
-----------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                 136,921
-----------------------------------------------------------------------------
Other                                                                 768,103
-----------------------------------------------------------------------------
Total expenses                                                     10,703,312
-----------------------------------------------------------------------------
Expense reduction (Note 2)                                         (1,068,634)
-----------------------------------------------------------------------------
Net expenses                                                        9,634,678
-----------------------------------------------------------------------------
Net investment income                                               6,071,351
-----------------------------------------------------------------------------
Net realized loss on investments  (Notes 1 and 3)                 (67,759,982)
-----------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)            99,698
-----------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the year                                   (249,028)
-----------------------------------------------------------------------------
Net unrealized depreciation of investments during the year         (5,613,182)
-----------------------------------------------------------------------------
Net loss on investments                                           (73,522,494)
-----------------------------------------------------------------------------
Net decrease in net assets resulting from operations             $(67,451,143)
-----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets

                                                         Year ended June 30
Decrease in net assets                                 2003              2002
-----------------------------------------------------------------------------
Operations:
-----------------------------------------------------------------------------
Net investment income                            $6,071,351        $5,456,499
-----------------------------------------------------------------------------
Net realized loss on investments and
foreign currency transactions                   (67,660,284)     (122,923,374)
-----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
investments and assets and liabilities in
foreign currencies                               (5,862,210)       61,513,059
-----------------------------------------------------------------------------
Net decrease in net assets resulting from
operations                                      (67,451,143)      (55,953,816)
-----------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-----------------------------------------------------------------------------
 From net investment income
  Class A                                        (4,189,678)       (1,454,170)
-----------------------------------------------------------------------------
  Class B                                        (1,102,179)               --
-----------------------------------------------------------------------------
  Class C                                          (114,000)           (3,005)
-----------------------------------------------------------------------------
  Class M                                          (120,677)          (23,718)
-----------------------------------------------------------------------------
  Class Y                                          (114,930)          (15,394)
-----------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                        (83,848,217)      (77,382,741)
-----------------------------------------------------------------------------
Total decrease in net assets                   (156,940,824)     (134,832,844)
-----------------------------------------------------------------------------

Net assets
-----------------------------------------------------------------------------
Beginning of year                               778,914,443       913,747,287
-----------------------------------------------------------------------------
End of year (including undistributed net
investment income of $6,036,531 and
$5,506,945, respectively)                      $621,973,619      $778,914,443
-----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
-------------------------------------------------------------------------------

Per-share                                         Year ended June 30
operating performance                    2003            2002            2001
-------------------------------------------------------------------------------
Net asset value, beginning of
period                                  $8.77           $9.39          $12.80
-------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------
Net investment income (a)                 .10             .09             .11
-------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               (.78)           (.68)          (2.33)
-------------------------------------------------------------------------------
Total from investment
operations                               (.68)           (.59)          (2.22)
-------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------
From net investment income               (.10)           (.03)           (.13)
-------------------------------------------------------------------------------
From net realized gain on
investments                                --              --           (1.00)
-------------------------------------------------------------------------------
From return of capital                     --              --            (.06)
-------------------------------------------------------------------------------
Total distributions                      (.10)           (.03)          (1.19)
-------------------------------------------------------------------------------
Net asset value, end of period          $7.99           $8.77           $9.39
-------------------------------------------------------------------------------
Total return at net asset
value (%)(b)                            (7.67)          (6.25)         (18.25)
-------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------
Net assets, end of period (in
thousands                            $329,904        $409,602        $483,057
-------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(c)                        1.41            1.34            1.29
-------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                1.33            1.03             .99
-------------------------------------------------------------------------------
Portfolio turnover (%)                  66.54          142.72          113.10

-------------------------------------------------------------------------------


Financial highlights (continued)
(For a common share outstanding throughout the period)

CLASS A
-------------------------------------------------------------------------------
Per-share                                 Year ended June 30
operating performance                    2000            1999
-------------------------------------------------------------------------------
Net asset value, beginning of
period                                 $12.59          $12.25
-------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------
Net investment income (a)                 .13             .11
-------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               1.81             .98
-------------------------------------------------------------------------------
Total from investment
operations                               1.94            1.09
-------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------
From net investment income               (.37)           (.25)
-------------------------------------------------------------------------------
From net realized gain on
investments                             (1.36)           (.50)
-------------------------------------------------------------------------------
From return of capital                     --              --
-------------------------------------------------------------------------------
Total distributions                     (1.73)           (.75)
-------------------------------------------------------------------------------
Net asset value, end of period         $12.80          $12.59
-------------------------------------------------------------------------------
Total return at net asset
value (%)(b)                            16.33            9.87
-------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------
Net assets, end of period (in
thousands                            $582,386        $469,726
-------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(c)                        1.28            1.30
-------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                1.02             .94
-------------------------------------------------------------------------------
Portfolio turnover (%)                  82.07           88.09
-------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS B
-------------------------------------------------------------------------------

Per-share                                          Year ended June 30
operating performance                    2003            2002            2001
-------------------------------------------------------------------------------
Net asset value, beginning of
period                                  $8.62           $9.26          $12.65
-------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------
Net investment income (a)                 .04             .02             .03
-------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               (.78)           (.66)          (2.29)
-------------------------------------------------------------------------------
Total from investment
operations                               (.74)           (.64)          (2.26)
-------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------
From net investment income               (.03)             --            (.09)
-------------------------------------------------------------------------------
From net realized gain on
investments                                --              --           (1.00)
-------------------------------------------------------------------------------
From return of capital                     --              --            (.04)
-------------------------------------------------------------------------------
Total distributions                      (.03)             --           (1.13)
-------------------------------------------------------------------------------
Net asset value, end of period          $7.85           $8.62           $9.26
-------------------------------------------------------------------------------
Total return at net asset
value (%)(b)                            (8.51)          (6.91)         (18.83)
-------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------
Net assets, end of period (in
thousands                            $241,768        $310,734        $371,489
-------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(c)                        2.16            2.09            2.04
-------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)          .56             .28             .23
-------------------------------------------------------------------------------
Portfolio turnover (%)                  66.54          142.72          113.10
-------------------------------------------------------------------------------


Financial highlights (continued)
(For a common share outstanding throughout the period)

CLASS B
-------------------------------------------------------------------------------
Per-share                                 Year ended June 30
operating performance                    2000            1999
-------------------------------------------------------------------------------
Net asset value, beginning of
period                                 $12.49          $12.18
-------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------
Net investment income (a)                 .03             .02
-------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               1.79             .97
-------------------------------------------------------------------------------
Total from investment
operations                               1.82             .99
-------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------
From net investment income               (.30)           (.18)
-------------------------------------------------------------------------------
From net realized gain on
investments                             (1.36)           (.50)
-------------------------------------------------------------------------------
From return of capital                     --              --
-------------------------------------------------------------------------------
Total distributions                     (1.66)           (.68)
-------------------------------------------------------------------------------
Net asset value, end of period         $12.65          $12.49
-------------------------------------------------------------------------------
Total return at net asset
value (%)(b)                            15.41            9.04
-------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------
Net assets, end of period (in
thousands                            $488,654        $445,472
-------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(c)                        2.03            2.05
-------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)          .25             .19
-------------------------------------------------------------------------------
Portfolio turnover (%)                  82.07           88.09
-------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS C
-------------------------------------------------------------------------------

Per-share                                         Year ended June 30
operating performance                    2003            2002            2001
-------------------------------------------------------------------------------
Net asset value, beginning of
period                                  $8.70           $9.35          $12.75
-------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------
Net investment income (a)                 .05             .03             .03
-------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               (.78)           (.68)          (2.30)
-------------------------------------------------------------------------------
Total from investment
operations                               (.73)           (.65)          (2.27)
-------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------
From net investment income               (.04)             -- (d)        (.09)
-------------------------------------------------------------------------------
From net realized gain on
investments                                --              --           (1.00)
-------------------------------------------------------------------------------
From return of capital                     --              --            (.04)
-------------------------------------------------------------------------------
Total distributions                      (.04)             --           (1.13)
-------------------------------------------------------------------------------
Net asset value, end of period          $7.93           $8.70           $9.35
-------------------------------------------------------------------------------
Total return at net asset
value (%)(b)                            (8.37)          (6.94)         (18.75)
-------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------
Net assets, end of period (in
thousands                             $24,062         $25,717         $26,078
-------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(c)                        2.16            2.09            2.04
-------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)          .62             .31             .29
-------------------------------------------------------------------------------
Portfolio turnover (%)                  66.54          142.72          113.10
-------------------------------------------------------------------------------


Financial highlights (continued)
(For a common share outstanding throughout the period)

CLASS C
-------------------------------------------------------------------------------
                                                    For the period
                                                      February 1,
                                      Year ended         1999+
Per-share                              June 30        to June 30
operating performance                    2000            1999
-------------------------------------------------------------------------------
Net asset value, beginning of
period                                 $12.57          $11.10
-------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------
Net investment income (a)                 .04             .07
-------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               1.80            1.42
-------------------------------------------------------------------------------
Total from investment
operations                               1.84            1.49
-------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------
From net investment income               (.30)           (.02)
-------------------------------------------------------------------------------
From net realized gain on
investments                             (1.36)             --
-------------------------------------------------------------------------------
From return of capital                     --              --
-------------------------------------------------------------------------------
Total distributions                     (1.66)           (.02)
-------------------------------------------------------------------------------
Net asset value, end of period         $12.75          $12.57
-------------------------------------------------------------------------------
Total return at net asset
value (%)(b)                            15.50           13.40*
-------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------
Net assets, end of period (in
thousands                             $22,903          $9,163
-------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(c)                        2.03             .84*
-------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)          .34             .58*
-------------------------------------------------------------------------------
Portfolio turnover (%)                  82.07           88.09
-------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
-------------------------------------------------------------------------------
Per-share                                         Year ended June 30
operating performance                    2003            2002            2001
-------------------------------------------------------------------------------
Net asset value, beginning of
period                                  $8.72           $9.36          $12.76
-------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------
Net investment income (a)                 .06             .04             .05
-------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               (.78)           (.67)          (2.30)
-------------------------------------------------------------------------------
Total from investment
operations                               (.72)           (.63)          (2.25)
-------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------
From net investment income               (.05)           (.01)           (.10)
-------------------------------------------------------------------------------
From net realized gain on
investments                                --              --           (1.00)
-------------------------------------------------------------------------------
From return of capital                     --              --            (.05)
-------------------------------------------------------------------------------
Total distributions                      (.05)           (.01)          (1.15)
-------------------------------------------------------------------------------
Net asset value, end of period          $7.95           $8.72           $9.36
-------------------------------------------------------------------------------
Total return at net asset
value (%)(b)                            (8.20)          (6.75)         (18.65)
-------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------
Net assets, end of period (in
thousands                             $17,950         $24,751         $29,681
-------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(c)                        1.91            1.84            1.79
-------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)          .80             .52             .47
-------------------------------------------------------------------------------
Portfolio turnover (%)                  66.54          142.72          113.10
-------------------------------------------------------------------------------


Financial highlights (continued)
(For a common share outstanding throughout the period)

CLASS M
-------------------------------------------------------------------------------
Per-share                                 Year ended June 30
operating performance                    2000            1999
-------------------------------------------------------------------------------
Net asset value, beginning of
period                                 $12.55          $12.22
-------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------
Net investment income (a)                 .06             .05
-------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               1.82             .97
-------------------------------------------------------------------------------
Total from investment
operations                               1.88            1.02
-------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------
From net investment income               (.31)           (.19)
-------------------------------------------------------------------------------
From net realized gain on
investments                             (1.36)           (.50)
-------------------------------------------------------------------------------
From return of capital                     --              --
-------------------------------------------------------------------------------
Total distributions                     (1.67)           (.69)
-------------------------------------------------------------------------------
Net asset value, end of period         $12.76          $12.55
-------------------------------------------------------------------------------
Total return at net asset
value (%)(b)                            15.83            9.24
-------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------
Net assets, end of period (in
thousands                             $40,648         $36,291
-------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(c)                        1.78            1.80
-------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)          .51             .40
-------------------------------------------------------------------------------
Portfolio turnover (%)                  82.07           88.09
-------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
-------------------------------------------------------------------------------

                                                               For the period
                                                               October 2, 2000+
Per-share                              Year ended June 30         to June 30
operating performance                 2003            2002          2001
-------------------------------------------------------------------------------
Net asset value, beginning of
period                               $8.79           $9.39         $11.75
-------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------
Net investment income (a)              .12             .11            .12
-------------------------------------------------------------------------------
Net realized and unrealized
loss on investments                   (.78)           (.67)         (1.28)
-------------------------------------------------------------------------------
Total from investment
operations                            (.66)           (.56)         (1.16)
-------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------
From net investment income            (.12)           (.04)          (.14)
-------------------------------------------------------------------------------
From net realized gain on
investments                             --              --          (1.00)
-------------------------------------------------------------------------------
From return of capital                  --              --           (.06)
-------------------------------------------------------------------------------
Total distributions                   (.12)           (.04)         (1.20)
-------------------------------------------------------------------------------
Net asset value, end of period       $8.01           $8.79          $9.39
-------------------------------------------------------------------------------
Total return at net asset
value (%)(b)                         (7.37)          (5.91)        (10.90)*
-------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------
Net assets, end of period (in
thousands                           $8,290          $8,111         $3,443
-------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%) (c)                    1.16            1.09            .77*
-------------------------------------------------------------------------------
Ratio of net investment
income to average
net assets (%)                        1.61            1.43           1.06*
-------------------------------------------------------------------------------
Portfolio turnover (%)               66.54          142.72         113.10
-------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



Notes to financial statements
June 30, 2003

Note 1
Significant accounting policies

Putnam International Growth and Income Fund ("the fund") is a series of Putnam Funds Trust (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund invests primarily in common stocks that offer potential for capital growth and may invest in stocks that offer potential for current income.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A and class M shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50 % and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

Effective October 1, 2002, a redemption fee of 1.00%, which is retained by the fund, may apply to shares of any class redeemed (either by selling or exchanging to another fund) within 90 days of purchase.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The fund may be subject to certain risks associated with international investing such as currency fluctuations, economic instability, and political developments. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the foreign investments are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At June 30, 2003, the value of securities loaned amounted to $11,643,167. The fund received cash collateral of $12,198,579, which is pooled with collateral of other Putnam funds into 31 issuers of high grade short-term investments.

F) Line of credit During the period, the fund was entered into a committed line of credit with certain banks. The line of credit agreement included restrictions that the fund maintain an asset coverage ratio of at least 300% andborrowings must not exceed prospectus limitations. For the period ended June 30, 2003, the fund had no borrowings against the line of credit. Effective August 6, 2003, the fund will no longer participate in a committed line of credit.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. At June 30, 2003, the fund had a capital loss carryover of $217,785,082 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover   Expiration
--------------------------------
  $151,773,712   June 30, 2010
    66,011,370   June 30, 2011

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending June 30, 2004, $34,167,873 of losses recognized during the period November 1, 2002 to June 30, 2003.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These differences include temporary and permanent differences of losses on wash sales transactions, foreign currency gains and losses, and post-October loss deferrals. For the year ended June 30, 2003, the fund reclassified $99,699 to increase undistributed net investment income, with an increase to accumulated net realized losses of $99,699.


The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation              $40, 484,095
Unrealized depreciation               (50,130,851)
                                     ------------
Net unrealized appreciation/
depreciation                           (9,646,756)
Undistributed ordinary income           6,036,531
Capital loss carryforward             217,785,082
Post October loss                     (34,167,873)
Cost for federal income
tax purposes                         $647,328,519

I) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion, and 0.53% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended June 30, 2003, the fund's expenses were reduced by $1,068,634 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,273 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rates of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended June 30, 2003, Putnam Retail Management, acting as underwriter, received net commissions of $53,898 and $1,174 from the sale of class A and class M shares, respectively, and received $367,697 and $3,046 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended June 30, 2003, Putnam Retail Management, acting as underwriter, received $64,078 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended June 30, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $404,073,551 and $493,533,712, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At June 30, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                          Year ended June 30, 2003
------------------------------------------------------------------
Class A                                    Shares           Amount
------------------------------------------------------------------
Shares sold                            40,075,884     $301,092,536
------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                          548,478        3,948,590
------------------------------------------------------------------
                                       40,624,362      305,041,126

Shares repurchased                    (45,997,214)    (347,989,128)
------------------------------------------------------------------
Net decrease                           (5,372,852)    $(42,948,002)
------------------------------------------------------------------

                                          Year ended June 30, 2002
------------------------------------------------------------------
Class A                                    Shares           Amount

------------------------------------------------------------------
Shares sold                            74,219,145     $635,627,627

------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                          173,128        1,380,584
------------------------------------------------------------------
                                       74,392,273      637,008,211

Shares repurchased                    (79,150,553)    (683,383,090)
------------------------------------------------------------------
Net decrease                           (4,758,280)    $(46,374,879)
------------------------------------------------------------------

                                          Year ended June 30, 2003
------------------------------------------------------------------
Class B                                    Shares           Amount
------------------------------------------------------------------
Shares sold                             5,020,799      $37,023,169
------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                          139,311          990,504
------------------------------------------------------------------
                                        5,160,110       38,013,673

Shares repurchased                    (10,431,130)     (76,005,398)
------------------------------------------------------------------
Net decrease                           (5,271,020)    $(37,991,725)
------------------------------------------------------------------

                                          Year ended June 30, 2003
------------------------------------------------------------------
Class B                                    Shares           Amount
------------------------------------------------------------------
Shares sold                             7,092,695      $60,113,273
------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                               --               --
------------------------------------------------------------------
                                        7,092,695       60,113,273

Shares repurchased                    (11,139,473)     (94,308,836)
------------------------------------------------------------------
Net decrease                           (4,046,778)    $(34,195,563)

------------------------------------------------------------------

                                          Year ended June 30, 2003
------------------------------------------------------------------
Class C                                    Shares           Amount
------------------------------------------------------------------
Shares sold                             3,773,175      $28,316,436
------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                           12,590           90,395
------------------------------------------------------------------
                                        3,785,765       28,406,831

Shares repurchased                     (3,706,946)     (28,008,263)
------------------------------------------------------------------
Net increase                               78,819         $398,568
------------------------------------------------------------------

                                          Year ended June 30, 2002
------------------------------------------------------------------
Class C                                    Shares           Amount
------------------------------------------------------------------
Shares sold                             6,080,379      $52,109,779
------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                              292            2,447
------------------------------------------------------------------
                                        6,080,671       52,112,226

Shares repurchased                     (5,915,151)     (50,936,774)
------------------------------------------------------------------
Net increase                              165,520       $1,175,452
------------------------------------------------------------------

                                          Year ended June 30, 2003
------------------------------------------------------------------
Class M                                    Shares           Amount
------------------------------------------------------------------
Shares sold                               609,802       $4,583,296

------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                           15,906          114,363
------------------------------------------------------------------
                                          625,708        4,697,659

Shares repurchased                     (1,205,505)      (9,038,647)
------------------------------------------------------------------
Net decrease                             (579,797)     $(4,340,988)
------------------------------------------------------------------

                                          Year ended June 30, 2002
------------------------------------------------------------------
Class M                                    Shares           Amount
------------------------------------------------------------------
Shares sold                             1,167,762       $9,962,884
------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            2,808           22,597
------------------------------------------------------------------
                                        1,170,570        9,985,481

Shares repurchased                     (1,504,998)     (12,887,539)
------------------------------------------------------------------
Net decrease                             (334,428)     $(2,902,058)
------------------------------------------------------------------

                                          Year ended June 30, 2003
------------------------------------------------------------------
Class Y                                    Shares           Amount
------------------------------------------------------------------
Shares sold                               679,872       $5,268,448
------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                           16,233          114,930
------------------------------------------------------------------
                                          696,105        5,383,378

Shares repurchased                       (584,024)      (4,349,448)
------------------------------------------------------------------
Net increase                              112,081       $1,033,930
------------------------------------------------------------------

                                          Year ended June 30, 2002
------------------------------------------------------------------
Class Y                                    Shares           Amount
------------------------------------------------------------------
Shares sold                               690,912       $6,079,119
------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            1,936           15,394
------------------------------------------------------------------
                                          692,848        6,094,513

Shares repurchased                       (136,819)      (1,180,206)
------------------------------------------------------------------
Net increase                              556,029       $4,914,307
------------------------------------------------------------------



Federal tax information
(Unaudited)

For the period, interest and dividends from foreign countries were $17,576,079 or $0.224 per share (for all share classes). Taxes paid to foreign countries were $1,963,097 or $0.025 per share (for all share classes).

For its tax year ended June 30, 2003, the fund hereby designates 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2004 will show the tax status of all distributions paid to your account in calendar 2003.



About the Trustees

Jameson A. Baxter (9/6/43),
Trustee since 1994
President, Baxter Associates, Inc. (a consulting and private investments firm)

Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care, and the National Center for Nonprofit Boards. Chairman Emeritus of the Board of Trustees, Mount Holyoke College. Until 2002, Mrs. Baxter was a director of Intermatic Corporation, a manufacturer of energy control products. Also held various positions in investment banking and corporate finance, including Vice President and principal of the Regency Group and Vice President and consultant to First Boston Corp.

Charles B. Curtis (4/27/40),
Trustee since 2001
President and Chief Operating Officer, Nuclear Threat Initiative (a private foundation dealing with national security issues), also serves as Senior Advisor to the United Nations Foundation

Member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory at Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council, and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a Member of the Department of Defense's Policy Board and Director of EG&G Technical Services, Inc. (fossil energy research and development support). Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1987 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission. Mr. Curtis is also a lawyer with over 15 years of experience.

John A. Hill (1/31/42),
Trustee since 1985 and Chairman since 2000
Vice-Chairman and Managing Director, First Reserve Corporation (a registered investment advisor investing in companies in the world-wide energy industry on behalf of institutional investors)

Director of Devon Energy Corporation (formerly known as Snyder Oil Corporation), TransMontaigne Oil Company, Continuum Health Partners of New York, Sarah Lawrence College, and various private companies owned by First Reserve Corporation. Trustee of TH Lee, Putnam Investment Trust (a closed-end investment company). Prior to acquiring First Reserve in 1983, Mr. Hill held executive positions with several advisory firms and various positions with the federal government, including Associate Director of the Office of Manage ment and Budget and Deputy Director of the Federal Energy Administration.

Ronald J. Jackson (12/17/43),
Trustee since 1996
Private investor

Former Chairman, President, and Chief Executive Officer of Fisher-Price, Inc. (a toy manufacturer). Previously served as President and Chief Executive Officer of Stride-Rite, Inc. and Kenner Parker Toys. Also held financial and marketing positions with General Mills, Parker Brothers, and Talbots. President of the Kathleen and Ronald J. Jackson Foundation (charitable trust). Member of the Board of Overseers of WGBH (public television and radio). Member of the Board of Overseers of the Peabody Essex Museum.


Paul L. Joskow (6/30/47),
Trustee since 1997
Elizabeth and James Killian Professor of Economics and Management and Director of the Center for Energy and Environmental Policy Research, Massachusetts Institute of Technology

Director, National Grid Transco (formerly National Grid Group, a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure), and the Whitehead Institute for Biomedical Research (a non-profit research institution). President of the Yale University Council. Prior to February 2002, March 2000, and September 1998, Dr. Joskow was a Director of State Farm Indemnity Company (an automobile insurance company), Director of New England Electric System (a public utility holding company) and a consultant to National Economic Research Associates, respectively.

Elizabeth T. Kennan (2/25/38),
Trustee since 1992
Chairman, Cambus-Kenneth Bloodstock (a limited liability company involved in thoroughbred horse breeding and farming), President Emeritus of Mount Holyoke College

Director, Northeast Utilities, and Talbots (a distributor of women's apparel). Trustee of Centre College. Prior to 2001, Dr. Kennan was a member of the Oversight Committee of Folger Shakespeare Library. Prior to September 2000, June 2000, and November 1999, Dr. Kennan was a Director of Chastain Real Estate, Bell Atlantic, and Kentucky Home Life Insurance, respectively. Prior to 1995, Dr. Kennan was a Trustee of Notre Dame University. For 12 years, she was on the faculty of Catholic University.

John H. Mullin, III (6/15/41),
Trustee since 1997
Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming)

Director Alex. Brown Realty, Inc., Sonoco Products, Inc. (a packaging company), The Liberty Corporation (a company engaged in the broadcasting industry), and Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light). Trustee Emeritus of Washington & Lee University. Prior to October 1997, January 1998, and May 2001, Mr. Mullin was a Director of Dillon, Read & Co. Inc., The Ryland Group, Inc., and Graphic Packaging International Corp., respectively.

Robert E. Patterson (3/15/45),
Trustee since 1984
Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties,
Inc.

Chairman of the Joslin Diabetes Center, Trustee of SEA Education Association, and Director of Brandywine Trust Company (a trust company). Prior to February 1998, Mr. Patterson was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (publicly traded real estate investment trust). Prior to 1990, Mr. Patterson was Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, the predecessor of Cabot Partners, and prior to that was Senior Vice President of the Beal Companies.

W. Thomas Stephens (9/2/42),
Trustee since 1997
Corporate Director

Director of Xcel Energy Incorporated (public utility company), TransCanada Pipelines, Norske Canada, Inc. (paper manufacturer), and Qwest Communications (communications company). Until 2003, Mr. Stephens was a Director of Mail-Well, a printing and envelope company. Prior to July 2001 and October 1999, Mr. Stephens was Chairman of Mail-Well and MacMillan-Bloedel (forest products company). Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville.

W. Nicholas Thorndike (3/28/33),
Trustee since 1992
Director of various corporations and charitable organizations, including Courier Corporation (a book manufacturer and publisher) and Providence Journal Co. (a newspaper publisher)

Trustee of Northeastern University and Honorary Trustee of Massachusetts General Hospital. Prior to September 2000, April 2000, and December 2001, Mr. Thorndike was a Director of Bradley Real Estate, Inc., a Trustee of Eastern Utilities Associates, and a Trustee of Cabot Industrial Trust, respectively. Previously served as Chairman of the Board and managing partner of Wellington Management/Thorndike Doran Paine & Lewis, and Chairman and Director of Ivest Fund.

Lawrence J. Lasser* (11/1/42),
Trustee since 1992 and Vice President
since 1981
President and Chief Executive Officer of Putnam Investments and Putnam
Management

Director of Marsh & McLennan Companies, Inc. and the United Way of Massachusetts Bay. Member of the Board of Governors of the Investment Company Institute, Trustee of the Museum of Fine Arts, Boston, a Trustee and Member of the Finance and Executive Committees of Beth Israel Deaconess Medical Center, Boston, and a Member of the CareGroup Board of Managers Investment Committee, the Council on Foreign Relations, and the Commercial Club of Boston.

George Putnam, III* (8/10/51),
Trustee since 1984 and President since 2000
President, New Generation Research, Inc. (a publisher of financial advisory and other research services relating to bankrupt and distressed companies) and New Generation Advisers, Inc. (a registered investment adviser)

Director of The Boston Family Office, L.L.C. (registered investment advisor), Trustee of St. Mark's School, and Trustee of Shore Country Day School. Until 2002, Mr. Putnam was a Trustee of the SEA Education
Association. Previously, Mr. Putnam was an attorney with the firm of Dechert Price & Rhoads.

A.J.C. Smith* (4/13/34),
Trustee since 1986
Director of Marsh & McLennan Companies, Inc.

Director of Trident Corp. (a limited partnership with over 30 institutional investors). Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation and the National Museums of Scotland. Chairman of the Central Park Conservancy. Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Fellow of the Faculty of Actuaries in Edinburgh, the Canadian Institute of Actuaries, and the Conference of Actuaries. Associate of the Society of Actuaries. Member of the American Actuaries, the International Actuarial Association and the International Association of Consulting Actuaries. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of June 30, 2003, there were 104 Putnam Funds.

Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc., the parent company of Putnam LLC and its affiliated companies. Messrs. Putnam, III, Lasser and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc. George Putnam, III is the President of your fund and each of the other Putnam funds. Lawrence J. Lasser is the President and Chief Executive Officer of Putnam Investments and Putnam Management. Mr. Lasser and Mr. Smith serve as Directors of Marsh & McLennan Companies, Inc.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Treasurer and
Principal Financial Officer
Since 1989

Managing Director, Putnam Investments and Putnam Management

Patricia C. Flaherty (12/1/46)
Senior Vice President
Since 1993

Senior Vice President, Putnam Investments and Putnam
Management

Karnig H. Durgarian (1/13/56)
Vice President and Principal Executive Officer
Since 2002

Senior Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Managing Director, Putnam Investments. Prior to July 2001,
Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Gordon H. Silver (7/3/47)
Vice President
Since 1990

Senior Managing Director, Putnam Investments, Putnam
Management and Putnam Retail Management

Mark C. Trenchard
(6/5/62)  Vice President
Since 2002

Senior Vice President, Putnam Investments

William H. Woolverton (1/17/51)
Vice President and Chief Legal Officer
Since 2003

Managing Director, Putnam Investments, Putnam Management and
Putnam Retail Management

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square, Boston, MA 02109.



Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager
Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian
Putnam Fiduciary Trust Company

Legal Counsel
Ropes & Gray LLP

Independent Auditors
PricewaterhouseCoopers LLP

Trustees
John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal Executive Officer

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and Principal Accounting Officer

Beth S. Mazor
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

William H. Woolverton
Vice President and Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam International Growth and Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS



Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

AN024-88680  2CE/2CG/2CH  8/03

Not FDIC Insured    May Lose Value    No Bank Guarantee



PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam International Growth and Income Fund
Supplement to Annual Report dated 6/30/03.

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 6/30/03

                                                                        NAV

1 year                                                                -7.37%
5 years                                                               -8.77
Annual average                                                        -1.82
Life of fund (since class A inception, 8/1/96)                        38.24
Annual average                                                         4.80

Share value:                                                            NAV

6/30/02                                                               $8.79
6/30/03                                                               $8.01

----------------------------------------------------------------------------

Distributions:       No.        Income        Capital gains        Total
                      1         $0.119             --             $0.119

----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.


Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
         Management Investment Companies: Not applicable
         --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 10. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                      --------------------------
                                      Michael T. Healy
                                      Principal Accounting Officer
Date: August 22, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                      ---------------------------
                                      Karnig H. Durgarian
                                      Principal Executive Officer
Date: August 22, 2003



By (Signature and Title):            /s/Charles E. Porter
                                      ---------------------------
                                      Charles E. Porter
                                      Principal Financial Officer
Date: August 22, 2003



By (Signature and Title):            /s/Steven D. Krichmar
                                      ---------------------------
                                      Steven D. Krichmar
                                      Principal Financial Officer
Date: August 22, 2003



Putnam
Small Cap
Growth Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

6-30-03

[GRAPHIC OMITTED: ZEPHYR CAR]

[SCALE LOGO OMITTED]

From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

We are pleased to report modestly positive results at net asset value for Putnam Small Cap Growth Fund for the fiscal year ended June 30, 2003. At net asset value, your fund also outperformed both its primary benchmark index and its Lipper peer group category average, although it did underperform its secondary benchmark. Full details appear on page 7.

The fund's competitive returns reflect the strong performance of some of its stocks in several key economic and industry sectors during the period. However, they do not fully capture the outstanding results of a number of holdings since the start of calendar 2003. Many of these gains came from stocks acquired earlier because of their potential for performing well in a recovering economy. Your fund's managers provide a detailed accounting of their strategies during the difficult environment that has plagued the equity markets over the past three years. They also discuss their expectations for the months ahead.

It is heartening now to see signs that this negative cycle may at last be ending. We deeply appreciate your continued confidence in Putnam and we firmly believe that over the long haul your patience will be rewarded.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

August 20, 2003


Report from Fund Management

Fund highlights

* Putnam Small Cap Growth Fund's class A shares posted returns of 2.07% at net asset value and -3.78% at public offering price for the 12-month period ended June 30, 2003.

* The fund's performance at net asset value was above that of its primary benchmark, the Russell 2000 Growth Index, which returned 0.69% for the period but lagged its secondary benchmark, the Russell 2500 Growth Index, which returned 4.11%.

* The fund's performance at net asset value was above the average return for the Lipper Small-Cap Growth Funds category, which was -1.29%.

* See the Performance summary on page 7 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

The fund delivered a positive and competitive return at net asset value during a volatile time for the financial markets, which included a struggling U.S. economy, the war with Iraq, and a significant stock market rebound at the end of the period. The fund's performance at net asset value was better than that of its primary benchmark, the Russell 2000 Growth Index, and the average of other funds in its peer group, due in part to strong-performing stocks in the consumer, capital goods, and health-care sectors. In addition, when small-company stocks -- the focus of your fund -- were declining through most of the period, we strategically positioned the portfolio for their recovery. We took advantage of the opportunity to invest in attractive small companies whose stock prices were low because of the struggling economy. This strategy proved beneficial as small-cap stocks rebounded when the economy began to show signs of stability. The fund underperformed its secondary benchmark, the Russell 2500 Growth Index, because of its relative underweight position to financial stocks. It is important to note that the results for the annual period do not completely illustrate the strong performance gains made for the 2003 year-to-date period. From the start of the year through June 30, 2003, your fund's class A shares delivered a total return of 21.77% at net asset value versus the 19.33% return of the Russell 2000 Growth Index for the same period.

FUND PROFILE

Putnam Small Cap Growth Fund invests mainly in small U.S. companies believed to have the potential for strong growth. The fund targets stocks across a range of industry sectors. It may be appropriate for investors who are seeking capital appreciation potential from stocks of small companies.

Market overview

Most of the 12-month period ended June 30, 2003, was characterized by volatility in the financial markets, fueled by fears of a double-dip recession, declining consumer spending, and sluggish prospects for business profits. Investors were discouraged by almost three years of market losses and either sold stocks or avoided getting back into the market. Many were worried that the economy might slip into another recession before recovering -- an event known as a double-dip recession. Despite an 8-week rally in late 2002, the market generally declined through the early months of 2003 as the prospect of war with Iraq loomed, worried consumers spent less, and the earnings outlook worsened for many businesses.

In the final three months of the period, however, a brighter picture began to emerge. The Dow Jones Industrial Average gained 13.08% in the second quarter of 2003 -- its strongest quarterly gain since the fourth quarter of 2001. Small-cap stocks were among the best performers in a quarter that saw strong advances across the broad stock market. The Nasdaq Composite Index, a common measure of technology stock performance, was up 46% from its low in October 2002. The market upswing began in April 2003, when the end of full-scale military conflict in Iraq eased investor concerns about the economic impact of a long war. In addition, a series of first-quarter earnings announcements from businesses exceeded expectations and boosted investor confidence. In May, the market continued its upward climb, breaking through its January peak. Investor optimism continued to build with federal tax cuts, positive economic data, and another interest-rate cut by the Federal Reserve Board in June.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 6/30/03
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
Russell 2000 Growth Index (small-company growth stocks)                  0.69%
-------------------------------------------------------------------------------
Russell 2500 Growth Index (small-company growth stocks)                  4.11%
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                       0.25%
-------------------------------------------------------------------------------
S&P 500/Barra Value Index (value stocks)                                -1.84%
-------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                  -6.46%
-------------------------------------------------------------------------------

Bonds
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (taxable bonds)                             10.40%
-------------------------------------------------------------------------------
Lehman Government Bond Index                                            11.34%
-------------------------------------------------------------------------------
Citigroup World Government Bond Index                                   16.51%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 6/30/03.
-------------------------------------------------------------------------------

Strategy overview

Throughout this challenging period, we continued to focus on identifying small companies that we consider likely to grow faster than the overall market. We look for companies that we believe are characterized by sound business models, strong management, and the potential to become market leaders in the future. A key component of our approach is bottom-up stock selection, in which we focus on the merits of individual companies, with less emphasis on broad economic trends.

This approach was especially helpful during the annual period, when the stock market as a whole was volatile, and small-cap stocks were particularly turbulent. Small-cap stocks declined significantly along with the broader market, then rallied aggressively in the final months of the annual period. As risk-averse investors sold these stocks, we took advantage of what we believed to be attractive prices and added holdings to the portfolio in anticipation of an improving economy. While the fund benefited from the rebounding market and strength in consumer and health-care stocks, declines in technology holdings detracted from performance during the period. Also, the fund's position in financial stocks, which performed very well for the period, was smaller than that of the Russell 2000 Growth Index, which had a negative effect on the fund's relative performance.

[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]

TOP INDUSTRY WEIGHTINGS COMPARED

                                as of 12/31/02         as of 6/30/03

Retail                               8.6%                   9.6%

Software                             5.9%                   8.1%

Medical technology                   7.6%                   8.1%

Banking                              4.9%                   6.7%

Health-care services                 7.9%                   6.3%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

The biggest contributor to fund performance during the annual period was the stock of Wireless Facilities, Inc., which provides outsourcing services to the wireless communications industry. Another strong performer in your fund's portfolio was Career Education Corp., a post-secondary education company. The company, which offers day and evening classes through 51 campuses worldwide, benefited from increased demand in the weak economy, and delivered earnings that exceeded expectations. By the close of the period, a large portion of this stock was sold from the portfolio because it had met our price targets.

A number of stocks in the health-care sector also helped performance during the period, including BioMarin Pharmaceuticals Inc. BioMarin is a biotechnology company that develops treatments for life-threatening diseases. Contributing to the company's success during the period was its treatment for a debilitating genetic disease known as MPS VI. The product is in the trial phase, and there currently are no other drugs available to treat this condition.

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

 1 Wireless Facilities, Inc.
   Technology services

 2 CSK Auto Corp.
   Automotive

 3 SkyWest, Inc.
   Airlines

 4 Sybron Dental Specialties, Inc.
   Medical technology

 5 Movie Gallery, Inc.
   Retail

 6 Advance Auto Parts, Inc.
   Retail

 7 International Bancshares Corp.
   Banking

 8 FTI Consulting, Inc.
   Consumer services

 9 ON Semiconductor Corp.
   Semiconductors

10 Greater Bay Bancorp
   Banking

Footnote reads:
These holdings represent 10.0% of the fund's net assets as of 6/30/03. The fund's holdings will change over time.

There were holdings within the health-care sector that detracted from performance in the period. For example, biotechnology company Serologicals Corporation was hurt by the slowdown in biotech spending. We had some concerns about the strength of the company's management team and have since sold this stock from the portfolio. Also hurt by the biotech slowdown was fund holding ILEX Oncology, Inc. This company, which develops cancer treatments, is no longer held in the portfolio.

While the stock of Centillium Communications, a communications equipment company, performed well during the period, this holding detracted from performance because of the timing of our buy and sell decisions. Similarly, our decisions regarding PracticeWorks, Inc., which provides technology products and services to dentists, also detracted from performance. In the retail sector, the stock of The Men's Wearhouse, Inc. performed poorly as demand for men's business suits remained weak. All three stocks have since been sold from the portfolio.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

The fund's management team

The fund is managed by the Putnam Specialty Growth Team. The members of the team are Anthony Sellitto (Portfolio Leader), Roland Gillis (Portfolio Member), Daniel Miller (Portfolio Member), Richard Weed (Portfolio Member), and Kenneth Doerr.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

As we enter a new fiscal year, we are optimistic about the outlook for the economy and the long-term growth prospects for stocks in the fund's portfolio. We are beginning to see signs of stability -- and perhaps recovery -- in the U.S. economy, prompted by low interest rates, changing tax laws, tremendous cost control efforts by corporations, and early signs of improvement in corporate earnings.

We believe that we have positioned the portfolio to take advantage of an economic recovery. We believe that small companies in the health-care and consumer sectors, in particular, offer a number of attractive opportunities. As a brighter picture emerges, we anticipate that more investors will begin moving out of conservative investments in order to capture growth opportunities in the stock market. As always, we will continue to seek promising small companies that we believe have solid long-term growth prospects.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. The fund invests all or a portion of its assets in small to midsize companies. Such investments increase the risk of greater price fluctuations.


Performance summary

This section provides information about your fund's performance during its fiscal year, which ended June 30, 2003. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See page 9 for definitions of some terms used in this section.



-------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 6/30/03
-------------------------------------------------------------------------------------------------

                      Class A            Class B              Class C               Class M
(inception dates)   (12/31/97)          (3/18/02)            (3/18/02)              (3/18/02)
                   NAV      POP       NAV      CDSC       NAV        CDSC        NAV        POP
-------------------------------------------------------------------------------------------------
1 year            2.07%   -3.78%     1.27%    -3.73%     1.27%       0.27%      1.61%     -1.94%
-------------------------------------------------------------------------------------------------
5 years          89.21    78.36     82.13     80.13     82.13       82.13      84.59      78.11
Annual average   13.60    12.27     12.74     12.49     12.74       12.74      13.04      12.24
-------------------------------------------------------------------------------------------------
Life of fund    134.18   120.68    124.71    123.71    124.71      124.71     127.97     120.11
Annual average   16.73    15.48     15.86     15.77     15.86       15.86      16.16      15.42
-------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. For a portion of the period this fund was sold on a limited basis with limited assets and expenses were limited.
Had expenses not been limited, returns would have been lower.


-------------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 6/30/03
-------------------------------------------------------------------------------
                                                   Lipper Small Cap
                Russell 2000     Russell 2500        Growth Funds
                Growth Index     Growth Index      category average*
-------------------------------------------------------------------------------
1 year              0.69%           4.11%               -1.29%
-------------------------------------------------------------------------------
5 years           -19.51           -4.45                 5.42
Annual average     -4.25           -0.91                 0.02
-------------------------------------------------------------------------------
Life of fund      -14.03            2.19                13.31
Annual average     -2.71            0.39                 1.36
-------------------------------------------------------------------------------

* Index and Lipper results should be compared to fund performance at net asset value. Over the 1-, 5-, and life-of-fund periods ended 6/30/03, there were 460, 236, and 217 funds, respectively, in this Lipper category.


[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment, 12/31/97 to 6/30/03

                  Fund's class A        Russell 2000            Russell 2500
                  shares at POP         Growth Index            Growth Index

'97                   9,425                10,000                 10,000
'98                  11,663                10,681                 10,695
'99                  16,634                11,567                 12,054
'00                  33,604                14,851                 17,382
'01                  28,123                11,385                 13,214
'02                  21,620                 8,538                  9,816
'03                 $22,068                $8,597                $10,219

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $22,471 ($22,371 with the contingent deferred sales charge); a $10,000 investment in the fund's class C shares would have been valued at $22,471 and no contingent deferred sales charge would apply; a $10,000 investment in the fund's class M shares would have been valued at $22,797 ($22,011 at public offering price). See first page of performance section for performance calculation method.

-------------------------------------------------------------------------------
PRICE AND DISTRIBUTION* INFORMATION 12 MONTHS ENDED 6/30/03
-------------------------------------------------------------------------------
                 Class A       Class B   Class C         Class M
-------------------------------------------------------------------------------
Share value:   NAV     POP      NAV       NAV          NAV    POP
-------------------------------------------------------------------------------
6/30/02      $14.96  $15.87   $14.93    $14.93       $14.94  $15.48
-------------------------------------------------------------------------------
6/30/03       15.27   16.20    15.12     15.12        15.18   15.73
-------------------------------------------------------------------------------

* The fund did not make any distributions during the period.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


Comparative indexes

Russell 2000 Growth Index is an unmanaged index of all those companies in the Russell 2000 Index chosen for their growth orientation.

Russell 2500 Growth Index is an unmanaged index of the smallest 2,500 companies in the Russell 3000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

S&P 500/BarraValue Index is an unmanaged index of capitalization-weighted stocks chosen for their value orientation.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Citigroup (formerly Salomon Smith Barney) World Government Bond Index is an unmanaged index of government bonds from 14 countries.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Independent Auditors' Report, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Independent auditors' report

To the Trustees of Putnam Funds Trust
and Shareholders of Putnam Small Cap Growth Fund
(a series of Putnam Funds Trust)

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Small Cap Growth Fund (the "fund") at June 30, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at June 30, 2003, by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 12, 2003


The fund's portfolio
June 30, 2003

Common stocks (96.9%) (a)
Number of shares                                                         Value

Aerospace and Defense (0.8%)
-------------------------------------------------------------------------------
         2,300 Curtiss-Wright Corp.                                   $145,360
         5,000 DRS Technologies, Inc. (NON)                            139,600
        17,500 MTC Technologies, Inc. (NON)                            410,550
                                                                  ------------
                                                                       695,510

Airlines (1.8%)
-------------------------------------------------------------------------------
        29,950 Atlantic Coast Airlines, Inc. (NON)                     404,026
        12,690 ExpressJet Holdings, Inc. (NON)                         191,619
        51,600 SkyWest, Inc.                                           983,496
                                                                  ------------
                                                                     1,579,141

Automotive (1.8%)
-------------------------------------------------------------------------------
         1,667 Carlisle Cos., Inc.                                      70,281
        69,600 CSK Auto Corp. (NON)                                  1,005,720
         3,500 Monro Muffler, Inc. (NON)                                98,910
        16,100 United Auto Group, Inc. (NON)                           350,658
                                                                  ------------
                                                                     1,525,569

Banking (6.7%)
-------------------------------------------------------------------------------
        31,500 Brookline Bancorp, Inc.                                 441,000
         9,100 Capitol Bancorp, Ltd.                                   246,610
        10,740 Commerce Bancorp, Inc.                                  398,454
        10,000 Doral Financial Corp.                                   446,500
        11,900 Financial Institutions, Inc.                            279,650
        36,600 First Niagara Financial Group, Inc.                     510,936
        24,900 Flagstar Bancorp, Inc.                                  608,805
        32,600 Greater Bay Bancorp                                     665,692
        20,000 Humboldt Bancorp                                        299,200
        23,000 International Bancshares Corp.                          817,880
         8,800 New York Community Bancorp, Inc.                        255,992
         4,400 Oriental Financial Group                                113,036
        19,800 Sound Federal Bancorp, Inc.                             269,082
        16,400 Trico Bancshares                                        417,052
                                                                  ------------
                                                                     5,769,889

Biotechnology (3.9%)
-------------------------------------------------------------------------------
        16,450 Alexion Pharmaceuticals, Inc. (NON)                     280,473
        15,900 Amylin Pharmaceuticals, Inc. (NON)                      348,051
        36,050 BioMarin Pharmaceuticals, Inc. (NON)                    351,848
        30,600 Connetics Corp. (NON)                                   458,082
        23,950 Discovery Laboratories, Inc. (NON)                      152,322
        11,400 eResearch Technology, Inc. (NON)                        252,624
         2,340 IDEXX Laboratories, Inc. (NON)                           78,484
        23,300 InterMune, Inc. (NON)                                   375,363
        15,500 Progenics Pharmaceuticals, Inc.
               (NON)                                                   233,430
        37,000 Transkaryotic Therapies, Inc. (NON)                     426,980
         9,000 Trimeris, Inc. (NON)                                    411,120
                                                                  ------------
                                                                     3,368,777

Broadcasting (1.9%)
-------------------------------------------------------------------------------
         2,800 Entercom Communications Corp. (NON)                     137,228
        16,200 Lin TV Corp. Class A (NON)                              381,510
        53,550 Regent Communications, Inc. (NON)                       315,945
        30,900 SAGA Communications, Inc. Class A
               (NON)                                                   601,005
        11,650 Salem Communications Corp. Class A
               (NON)                                                   233,128
                                                                  ------------
                                                                     1,668,816

Chemicals (0.3%)
-------------------------------------------------------------------------------
        10,800 MacDermid, Inc.                                         284,040

Coal (0.1%)
-------------------------------------------------------------------------------
         5,100 CONSOL Energy, Inc.                                     115,974

Commercial and Consumer Services (2.4%)
-------------------------------------------------------------------------------
        10,100 Advisory Board Co. (The) (NON)                          409,252
         4,100 Banta Corp.                                             132,717
         7,700 Corporate Executive Board Co. (The)
               (NON)                                                   312,081
        13,350 G & K Services, Inc. Class A                            395,160
        72,727 InteliData Technologies Corp.
               (Private)(NON)                                          222,545
         4,925 Right Managment Consultants (NON)                        62,301
         6,100 Rollins, Inc.                                           114,985
         4,250 Strayer Education, Inc.                                 337,663
         6,100 Viad Corp.                                              136,579
                                                                  ------------
                                                                     2,123,283

Communications Equipment (1.8%)
-------------------------------------------------------------------------------
        81,750 Extreme Networks, Inc. (NON)                            433,275
         4,200 Inter-Tel, Inc.                                          89,124
         9,800 Juniper Networks, Inc. (NON)                            121,226
         8,300 SafeNet, Inc. (NON)                                     232,234
        18,300 UTStarcom, Inc. (NON)                                   650,931
                                                                  ------------
                                                                     1,526,790

Computers (2.9%)
-------------------------------------------------------------------------------
        13,400 j2 Global Communications, Inc. (NON)                    616,132
        25,000 Magma Design Automation, Inc. (NON)                     428,750
        23,850 McDATA Corp. Class A (NON)                              349,880
        20,200 Synaptics, Inc. (NON)                                   271,892
        16,000 Take-Two Interactive Software, Inc.
               (NON)                                                   453,440
        40,800 Western Digital Corp. (NON)                             420,240
                                                                  ------------
                                                                     2,540,334

Consumer Finance (0.4%)
-------------------------------------------------------------------------------
        21,430 World Acceptance Corp. (NON)                            348,880

Consumer Goods (0.5%)
-------------------------------------------------------------------------------
        17,150 Yankee Candle Co., Inc. (The) (NON)                     398,223

Consumer Services (2.1%)
-------------------------------------------------------------------------------
        29,925 FTI Consulting, Inc. (NON)                              747,227
        18,300 NetFlix, Inc. (NON)                                     467,565
        10,400 SRA International, Inc. Class A
               (NON)                                                   332,800
        12,600 Talx Corp.                                              284,634
                                                                  ------------
                                                                     1,832,226

Electrical Equipment (0.6%)
-------------------------------------------------------------------------------
        21,450 Baldor Electric Co.                                     441,870
         3,100 InVision Technologies, Inc. (NON)                        77,035
                                                                  ------------
                                                                       518,905

Electronics (6.3%)
-------------------------------------------------------------------------------
        13,100 Arrow Electronics, Inc. (NON)                           199,644
         4,656 Benchmark Electronics, Inc. (NON)                       143,219
        45,900 Brooks Automation, Inc. (NON)                           520,506
        11,350 Cypress Semiconductor Corp. (NON)                       136,200
        29,850 Entegris, Inc. (NON)                                    401,184
        40,500 ESS Technology (NON)                                    394,875
        12,500 Integrated Circuit Systems, Inc.
               (NON)                                                   392,875
        37,350 Integrated Device Technology, Inc.
               (NON)                                                   412,718
         6,300 International Rectifier Corp. (NON)                     168,966
        40,300 Monolithic System Technology, Inc.
               (NON)                                                   365,118
        30,900 PerkinElmer, Inc.                                       426,729
         4,600 Power Integrations, Inc. (NON)                          111,872
        13,600 SanDisk Corp. (NON)                                     548,760
        15,400 Silicon Laboratories, Inc. (NON)                        410,256
        78,700 Skyworks Solutions, Inc. (NON)                          532,799
         9,700 Storage Technology Corp. (NON)                          249,678
                                                                  ------------
                                                                     5,415,399

Energy (1.4%)
-------------------------------------------------------------------------------
        15,000 Atwood Oceanics, Inc. (NON)                             407,250
        34,200 Global Power Equipment Group, Inc.
               (NON)                                                   159,030
         5,900 Grant Prideco, Inc. (NON)                                69,325
        52,900 Grey Wolf, Inc. (NON)                                   213,716
         6,500 Oceaneering International, Inc.
               (NON)                                                   166,075
        17,400 Superior Energy Services (NON)                          164,952
         2,300 Tidewater, Inc.                                          67,551
                                                                  ------------
                                                                     1,247,899

Entertainment (0.2%)
-------------------------------------------------------------------------------
        69,100 Lions Gate Entertainment Corp.
               (Canada) (NON)                                          131,290

Financial (1.6%)
-------------------------------------------------------------------------------
        20,700 eSpeed, Inc. Class A (NON)                              409,032
        13,050 Federal Agriculture Mortgage Corp.
               Class C (NON)                                           291,668
         5,700 New Century Financial Corp.                             248,805
        18,584 W.P. Stewart & Co., Ltd. (Bermuda)                      416,282
                                                                  ------------
                                                                     1,365,787

Food (0.5%)
-------------------------------------------------------------------------------
        39,000 7-Eleven, Inc. (NON)                                    411,450

Forest Products and Packaging (0.2%)
-------------------------------------------------------------------------------
         7,100 Jarden Corp. (NON)                                      196,457

Gaming & Lottery (0.8%)
-------------------------------------------------------------------------------
         4,912 GTECH Holdings Corp.                                    184,937
         9,750 Shuffle Master, Inc. (NON)                              286,553
         7,300 Station Casinos, Inc. (NON)                             184,325
                                                                  ------------
                                                                       655,815

Health Care Services (6.3%)
-------------------------------------------------------------------------------
        22,800 aaiPharma, Inc. (NON)                                   453,264
        11,450 AMERIGROUP Corp. (NON)                                  425,940
         9,250 Centene Corp. (NON)                                     359,825
        10,170 Coventry Health Care, Inc. (NON)                        469,447
         7,800 D&K Healthcare Resources, Inc.                          125,892
        21,200 DaVita, Inc. (NON)                                      567,736
         2,060 Express Scripts, Inc. (NON)                             140,739
         5,700 First Health Group Corp. (NON)                          157,320
        12,300 Fisher Scientific International,
               Inc. (NON)                                              429,270
         6,800 Mid Atlantic Medical Services, Inc.
               (NON)                                                   355,640
        15,100 Odyssey Healthcare, Inc. (NON)                          558,700
        17,600 Sierra Health Services, Inc. (NON)                      352,000
        18,700 Steris Corp. (NON)                                      431,783
        20,600 VCA Antech, Inc. (NON)                                  403,142
        10,600 VistaCare, Inc. Class A (NON)                           257,686
                                                                  ------------
                                                                     5,488,384

Homebuilding (0.9%)
-------------------------------------------------------------------------------
         5,400 Hovnanian Enterprises, Inc. Class A
               (NON)                                                   318,330
         1,150 NVR, Inc. (NON)                                         472,650
                                                                  ------------
                                                                       790,980

Household Furniture and Appliances (0.2%)
-------------------------------------------------------------------------------
         4,234 Genlyte Group, Inc. (The) (NON)                         148,063

Insurance (1.0%)
-------------------------------------------------------------------------------
         4,000 Brown & Brown, Inc.                                     130,000
        12,800 HCC Insurance Holdings, Inc.                            378,496
         3,550 Hilb, Rogal & Hamilton Co.                              120,842
           800 Market Corp. (NON)                                      204,800
                                                                  ------------
                                                                       834,138

Investment Banking/Brokerage (0.4%)
-------------------------------------------------------------------------------
        40,000 E*Trade Group, Inc. (NON)                               340,000

Leisure (0.6%)
-------------------------------------------------------------------------------
        19,700 Multimedia Games, Inc. (NON)                            502,350

Lodging/Tourism (0.3%)
-------------------------------------------------------------------------------
         9,800 Choice Hotels International, Inc.
               (NON)                                                   267,638

Machinery (0.7%)
-------------------------------------------------------------------------------
        36,800 3D Systems Corp. (NON)                                  258,704
         2,430 Briggs & Stratton Corp.                                 122,715
         7,700 FLIR Systems, Inc. (NON)                                232,155
                                                                  ------------
                                                                       613,574

Manufacturing (0.9%)
-------------------------------------------------------------------------------
        19,400 Flowserve Corp. (NON)                                   381,598
         9,150 IDEX Corp.                                              331,596
         3,900 Standex International Corp.                              81,900
                                                                  ------------
                                                                       795,094

Media (0.5%)
-------------------------------------------------------------------------------
        11,280 InterActiveCorp. (NON)                                  446,350

Medical Technology (8.1%)
-------------------------------------------------------------------------------
        27,900 ALARIS Medical, Inc. (NON)                              361,305
        22,900 Align Technology, Inc. (NON)                            287,395
        25,900 American Medical Systems Holdings,
               Inc. (NON)                                              436,933
         2,900 Analogic Corp.                                          141,404
        12,600 Beckman Coulter, Inc.                                   512,064
         6,400 Bio-Rad Laboratories, Inc. Class A
               (NON)                                                   354,240
        11,500 Cholestech Corp. (NON)                                  113,505
        31,850 Conceptus, Inc. (NON)                                   447,493
         3,100 Cooper Cos., Inc.                                       107,787
        33,200 Epix Medical, Inc. (NON)                                469,780
        35,300 HealthTronics Surgical Services,
               Inc. (NON)                                              317,700
        12,900 Igen, Inc. (NON)                                        405,060
        17,140 Merit Medical Systems, Inc. (NON)                       342,457
         8,200 Respironics, Inc. (NON)                                 307,664
        37,600 Sybron Dental Specialties, Inc.
               (NON)                                                   887,360
        24,200 Therasense, Inc. (NON)                                  242,000
        33,700 Thoratec Corp. (NON)                                    502,130
         8,100 Varian Medical Systems, Inc. (NON)                      466,317
        17,050 VISX, Inc. (NON)                                        295,818
                                                                  ------------
                                                                     6,998,412

Metals (0.2%)
-------------------------------------------------------------------------------
        17,300 NS Group, Inc. (NON)                                    168,675

Natural Gas Utilities (0.4%)
-------------------------------------------------------------------------------
        10,000 UGI Corp.                                               317,000

Office Equipment & Supplies (0.6%)
-------------------------------------------------------------------------------
        12,360 Global Imaging Systems, Inc. (NON)                      286,258
         8,000 Quixote Corp.                                           204,240
                                                                  ------------
                                                                       490,498

Oil & Gas (2.9%)
-------------------------------------------------------------------------------
        17,000 Chesapeake Energy Corp.                                 171,700
        39,800 Denbury Resources, Inc. (Canada)
               (NON)                                                   534,514
         5,100 Houston Exploration Co. (NON)                           176,970
         3,268 Patina Oil & Gas Corp.                                  105,066
         4,400 Pogo Producing Co.                                      188,100
         6,600 Quicksilver Resources, Inc. (NON)                       158,070
        12,000 Southwestern Energy Co. (NON)                           180,120
        12,300 Stone Energy Corp. (NON)                                515,616
        23,900 W-H Energy Services, Inc. (NON)                         465,572
                                                                  ------------
                                                                     2,495,728

Pharmaceuticals (2.8%)
-------------------------------------------------------------------------------
        11,900 Adolor Corp. (NON)                                      146,013
        15,990 Bradley Pharmaceuticals, Inc. (NON)                     263,835
        14,100 Endo Pharmaceuticals Holdings, Inc.
               (NON)                                                   238,572
        15,300 K-V Pharmceuticals Co. Class A (NON)                    425,340
         8,200 Medicines Co. (NON)                                     161,458
        15,200 Owens & Minor, Inc.                                     339,720
         4,030 Perrigo Co.                                              63,029
        41,209 Salix Pharmaceuticals, Ltd. (NON)                       432,282
        17,050 United Therapeutics Corp. (NON)                         371,349
                                                                  ------------
                                                                     2,441,598

Publishing (0.1%)
-------------------------------------------------------------------------------
         5,300 Marvel Enterprises, Inc. (NON)                          101,230

Restaurants (0.5%)
-------------------------------------------------------------------------------
        10,400 CBRL Group, Inc.                                        404,144

Retail (9.6%)
-------------------------------------------------------------------------------
        22,950 A.C. Moore Arts & Crafts, Inc. (NON)                    459,689
         3,900 Abercrombie & Fitch Co. Class A
               (NON)                                                   110,799
        13,500 Advance Auto Parts, Inc. (NON)                          822,150
        14,400 Chico's FAS, Inc. (NON)                                 303,120
        12,200 Claire's Stores, Inc.                                   309,392
        11,200 Coach, Inc. (NON)                                       557,088
         7,300 Columbia Sportswear Co. (NON)                           375,293
        16,100 Guitar Center, Inc. (NON)                               466,900
        17,200 Hollywood Entertainment Corp. (NON)                     295,840
         4,000 Jo-Ann Stores, Inc. Class A (NON)                       101,200
        45,300 Movie Gallery, Inc. (NON)                               835,785
        10,400 PETCO Animal Supplies, Inc. (NON)                       226,096
        17,400 Quiksilver, Inc. (NON)                                  286,926
         2,700 Rent-A-Center, Inc. (NON)                               204,687
        56,000 Rite Aid Corp. (NON)                                    249,200
        13,500 Sharper Image Corp. (NON)                               368,145
        21,450 Sonic Automotive, Inc. (NON)                            469,970
         8,500 Stage Stores, Inc. (NON)                                199,750
         7,400 Timberland Co. (The) Class A (NON)                      391,164
        15,900 Tuesday Morning Corp. (NON)                             418,170
         8,450 United Natural Foods, Inc. (NON)                        237,783
        26,600 West Marine, Inc. (NON)                                 465,766
        19,700 Wild Oats Markets, Inc. (NON)                           214,730
                                                                  ------------
                                                                     8,369,643

Schools (0.3%)
-------------------------------------------------------------------------------
         1,350 Career Education Corp. (NON)                             92,367
         3,540 Corinthian Colleges, Inc. (NON)                         171,938
                                                                  ------------
                                                                       264,305

Semiconductor (3.8%)
-------------------------------------------------------------------------------
        35,700 Advanced Energy Industries, Inc.
               (NON)                                                   508,725
        12,850 Applied Films Corp. (NON)                               332,558
        17,400 ASM International NV (Netherlands)
               (NON)                                                   258,738
        15,300 Cognex Corp. (NON)                                      341,955
        11,100 Cymer, Inc. (NON)                                       350,316
        40,200 LTX Corp. (NON)                                         346,524
       250,000 ON Semiconductor Corp. (NON)                            675,000
        28,700 Photronics, Inc. (NON)                                  500,815
                                                                  ------------
                                                                     3,314,631

Shipping (2.7%)
-------------------------------------------------------------------------------
        15,750 Forward Air Corp. (NON)                                 399,578
        16,650 Heartland Express, Inc. (NON)                           370,463
        14,000 Hunt (JB) Transport Services, Inc.
               (NON)                                                   528,500
         5,300 Knight Transportation, Inc. (NON)                       131,970
         2,700 Landstar Systems, Inc. (NON)                            169,695
        50,000 SCS Transportation, Inc. (NON)                          631,500
         5,700 USF Corp.                                               153,729
                                                                  ------------
                                                                     2,385,435

Software (8.1%)
-------------------------------------------------------------------------------
        11,400 Avid Technology, Inc. (NON)                             399,798
        23,500 Citrix Systems, Inc. (NON)                              478,460
        15,000 Concord Communications, Inc. (NON)                      205,950
        16,000 Documentum, Inc. (NON)                                  314,720
        54,400 Embarcadero Technologies, Inc. (NON)                    380,800
        50,350 Inet Technologies, Inc. (NON)                           501,990
        58,400 Informatica Corp. (NON)                                 403,544
        14,850 Internet Security Systems, Inc.
               (NON)                                                   215,177
        25,900 Macromedia, Inc. (NON)                                  544,936
        18,250 Manhattan Associates, Inc. (NON)                        473,953
        46,100 Matrixone, Inc. (NON)                                   264,614
        62,800 Micromuse, Inc. (NON)                                   501,772
        19,700 NETIQ Corp. (NON)                                       304,562
        34,600 Pinnacle Systems, Inc. (NON)                            370,220
        10,400 Progress Software Corp. (NON)                           215,592
        20,250 RSA Security, Inc. (NON)                                217,688
        12,040 SS&C Technologies, Inc. (NON)                           192,038
        18,300 Ulticom, Inc. (NON)                                     173,850
        17,000 Virage Logic Corp. (NON)                                123,080
        29,500 WebEx Communications, Inc. (NON)                        411,525
        45,100 webMethods, Inc. (NON)                                  366,663
                                                                  ------------
                                                                     7,060,932

Staffing (--%)
-------------------------------------------------------------------------------
         1,300 Hudson Highland Group, Inc. (NON)                        24,713

Technology Services (2.8%)
-------------------------------------------------------------------------------
         3,000 Fair, Isaac and Co., Inc.                               154,350
         1,900 Forrester Research, Inc. (NON)                           31,084
         6,800 Global Payments, Inc.                                   241,400
        30,300 SI International, Inc. (NON)                            396,930
        16,000 United Online, Inc. (NON)                               405,439
       102,850 Wireless Facilities, Inc. (NON)                       1,223,915
                                                                  ------------
                                                                     2,453,118

Telecommunications (1.2%)
-------------------------------------------------------------------------------
        69,850 American Tower Corp. Class A (NON)                      618,173
         2,520 Commonwealth Telephone Enterprises,
               Inc. (NON)                                              110,804
        32,400 Talk America Holdings, Inc. (NON)                       353,484
                                                                  ------------
                                                                     1,082,461

Telephone (0.2%)
-------------------------------------------------------------------------------
        22,000 Time Warner Telecom, Inc. Class A
               (NON)                                                   140,140

Transportation (0.6%)
-------------------------------------------------------------------------------
        17,750 UTI Worldwide, Inc. (British Virgin
               Islands)                                                553,623

Waste Management (1.2%)
-------------------------------------------------------------------------------
        36,050 Casella Waste Systems, Inc. Class A
               (NON)                                                   325,532
         5,500 Stericycle, Inc. (NON)                                  211,630
        15,550 Waste Connections, Inc. (NON)                           545,028
                                                                  ------------
                                                                     1,082,190
                                                                  ------------
               Total Common stocks
               (cost $74,786,521)                                  $84,095,501

Warrant(--%)*(NON) (cost $--)                             Expiration
Number of warrants                                        date            Value
-------------------------------------------------------------------------------
             1   InteliData Technologies Corp. (Private)  11/28/03           $1


Short-term investments (3.6%) (a) (cost $3,126,617)
Principal amount                                                          Value
-------------------------------------------------------------------------------
    $3,126,617 Short-term investments held in
               Putnam commingled cash
               account with yields ranging from
               1.00% to 1.32% and due  dates
               ranging from July 1, 2003 to August
               18, 2003 (d)                                         $3,126,617
                                                                  ------------
               Total Investments (cost $77,913,138)                $87,222,119
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $86,783,577.

(NON) Non-income-producing security.

  (d) See Note 1 to the financial statements.

      The accompanying notes are an integral part of these financial statements.



Statement of assets and liabilities
June 30, 2003

Assets
-----------------------------------------------------------------------------
Investments in securities, at value (identified cost
$77,913,138) (Note 1)                                             $87,222,119
-----------------------------------------------------------------------------
Cash                                                                  398,007
-----------------------------------------------------------------------------
Dividends, interest and other receivables                              12,816
-----------------------------------------------------------------------------
Receivable for shares of the fund sold                                726,560
-----------------------------------------------------------------------------
Receivable for securities sold                                      1,156,937
-----------------------------------------------------------------------------
Total assets                                                       89,516,439

Liabilities
-----------------------------------------------------------------------------
Payable for securities purchased                                    1,040,541
-----------------------------------------------------------------------------
Payable for shares of the fund repurchased                          1,449,957
-----------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                          109,574
-----------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)             21,880
-----------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                           5,042
-----------------------------------------------------------------------------
Payable for administrative services (Note 2)                              294
-----------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                 48,795
-----------------------------------------------------------------------------
Other accrued expenses                                                 56,779
-----------------------------------------------------------------------------
Total liabilities                                                   2,732,862
-----------------------------------------------------------------------------
Net assets                                                        $86,783,577

Represented by
-----------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                   $84,825,004
-----------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)              (7,350,408)
-----------------------------------------------------------------------------
Net unrealized appreciation of investments                          9,308,981
-----------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                                $86,783,577

Computation of net asset value and offering price
-----------------------------------------------------------------------------
Net asset value and redemption price per class A share
($57,827,897 divided by 3,787,092 shares)                              $15.27
-----------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $15.27)*                $16.20
-----------------------------------------------------------------------------
Net asset value and offering price per class B share
($22,473,846 divided by 1,486,106 shares)**                            $15.12
-----------------------------------------------------------------------------
Net asset value and offering price per class C share
($4,399,283 divided by 290,995 shares)**                               $15.12
-----------------------------------------------------------------------------
Net asset value and redemption price per class M share
($2,082,551 divided by 137,224 shares)                                 $15.18
-----------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $15.18)*                $15.73
-----------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.



Statement of operations
Year ended June 30, 2003

Investment income:
-----------------------------------------------------------------------------
Dividends                                                            $107,216
-----------------------------------------------------------------------------
Interest                                                               23,782
-----------------------------------------------------------------------------
Total investment income                                               130,998

Expenses:
-----------------------------------------------------------------------------
Compensation of Manager (Note 2)                                      481,942
-----------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                        174,214
-----------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                       6,608
-----------------------------------------------------------------------------
Administrative services (Note 2)                                        4,595
-----------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                  80,900
-----------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                 119,003
-----------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                  21,555
-----------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                   9,394
-----------------------------------------------------------------------------
Reports to shareholders                                                68,592
-----------------------------------------------------------------------------
Postage                                                                51,134
-----------------------------------------------------------------------------
Other                                                                 109,426
-----------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 2)                       (269,985)
-----------------------------------------------------------------------------
Total expenses                                                        857,378
-----------------------------------------------------------------------------
Expense reduction (Note 2)                                            (28,207)
-----------------------------------------------------------------------------
Net expenses                                                          829,171
-----------------------------------------------------------------------------
Net investment loss                                                  (698,173)
-----------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                   (5,106,393)
-----------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                   22,095
-----------------------------------------------------------------------------
Net unrealized appreciation of investments during the year         11,795,218
-----------------------------------------------------------------------------
Net gain on investments                                             6,710,920
-----------------------------------------------------------------------------
Net increase in net assets resulting from operations               $6,012,747
-----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets

                                                         Year ended June 30
Increase in net assets                                 2003              2002
-----------------------------------------------------------------------------
Operations:
-----------------------------------------------------------------------------
Net investment loss                               $(698,173)        $(249,808)
-----------------------------------------------------------------------------
Net realized loss on investments                 (5,084,298)       (1,755,141)
-----------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                   11,795,218        (5,545,533)
-----------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                         6,012,747        (7,550,482)
-----------------------------------------------------------------------------
Increase from capital share transactions
(Note 4)                                         43,434,436        23,278,264
-----------------------------------------------------------------------------
Total increase in net assets                     49,447,183        15,727,782

Net assets
-----------------------------------------------------------------------------
Beginning of year                                37,336,394        21,608,612
-----------------------------------------------------------------------------
End of year                                     $86,783,577       $37,336,394
-----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS A
-------------------------------------------------------------------------------

Per-share                                         Year ended June 30
operating performance                    2003            2002            2001
-------------------------------------------------------------------------------
Net asset value, beginning of
period                                 $14.96          $19.46          $26.90
-------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------
Net investment loss (a)(b)               (.16)           (.19)           (.21)
-------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                .47           (4.31)          (4.37)
-------------------------------------------------------------------------------
Total from investment
operations                                .31           (4.50)          (4.58)
-------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------
From net realized gain
on investments                             --              --           (2.85)
-------------------------------------------------------------------------------
From return of capital                     --              --            (.01)
-------------------------------------------------------------------------------
Total distributions                        --              --           (2.86)
-------------------------------------------------------------------------------
Net asset value, end of period         $15.27          $14.96          $19.46
-------------------------------------------------------------------------------
Total return at net asset
value (%)(c)                             2.07          (23.12)         (16.31)
-------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------
Net assets, end of period (in
thousands                             $57,828         $27,017         $21,609
-------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(a)(d)                     1.55            1.38            1.30
-------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)(a)            (1.22)          (1.19)          (1.02)
-------------------------------------------------------------------------------
Portfolio turnover (%)                 102.76          134.73          114.08
-------------------------------------------------------------------------------

Financial highlights (continued)
(For a common share outstanding throughout the period)

CLASS A
-------------------------------------------------------------------------------

Per-share                                 Year ended June 30
operating performance                    2000            1999
-------------------------------------------------------------------------------
Net asset value, beginning of
period                                 $14.85          $10.52
-------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------
Net investment loss (a)(b)               (.24)           (.11)
-------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              14.98            4.55
-------------------------------------------------------------------------------
Total from investment
operations                              14.74            4.44
-------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------
From net realized gain on investments   (2.69)           (.11)
-------------------------------------------------------------------------------
From return of capital                     --              --
-------------------------------------------------------------------------------
Total distributions                     (2.69)           (.11)
-------------------------------------------------------------------------------
Net asset value, end of period         $26.90          $14.85
-------------------------------------------------------------------------------
Total return at net asset
value (%)(c)                           102.02           42.62
-------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------
Net assets, end of period (in
thousands                             $29,924          $9,192
-------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(a)(d)                     1.30            1.30
-------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)(a)            (1.05)          (1.04)
-------------------------------------------------------------------------------
Portfolio turnover (%)                 152.49          184.61
-------------------------------------------------------------------------------

(a) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the periods ended June 30, 2003, June 30, 2002, June 30, 2001, June 30, 2000 and June 30, 1999
    reflect a reduction of 0.56%, 0.40%, 0.10%, 0.25% and 0.37%, respectively, based on average net assets for class A shares. (Note 2)

(b) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
-------------------------------------------------------------------------------
                                                      For the
                                                       period
                                         Year       March 18,
                                        ended        2002+ to
Per-share                             June 30         June 30
operating performance                    2003            2002
-------------------------------------------------------------------------------
Net asset value, beginning of
period                                 $14.93          $17.78
-------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------
Net investment loss (a)(b)               (.25)           (.07)
-------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                .44           (2.78)
-------------------------------------------------------------------------------
Total from investment
operations                                .19           (2.85)
-------------------------------------------------------------------------------
Net asset value, end of period         $15.12          $14.93
-------------------------------------------------------------------------------
Total return at net asset
value (%)(c)                             1.27          (16.03)*
-------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------
Net assets, end of period (in
thousands                             $22,474          $8,794
-------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(a)(d)                     2.30             .66*
-------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)(a)           (1.97)            (.58)*
-------------------------------------------------------------------------------
Portfolio turnover (%)                102.76           134.73
-------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the periods ended June 30, 2003 and June 30, 2002 reflect a reduction of 0.56% and 0.24%, respectively, based on average net assets for class B shares. (Note 2)

(b) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
-------------------------------------------------------------------------------
                                                      For the
                                                       period
                                         Year       March 18,
                                        ended        2002+ to
Per-share                             June 30         June 30
operating performance                    2003            2002
-------------------------------------------------------------------------------
Net asset value, beginning of
period                                 $14.93          $17.78
-------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------
Net investment loss (a)(b)               (.25)           (.07)
-------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                .44           (2.78)
-------------------------------------------------------------------------------
Total from investment
operations                                .19           (2.85)
-------------------------------------------------------------------------------
Net asset value, end of period         $15.12          $14.93
-------------------------------------------------------------------------------
Total return at net asset
value (%)(c)                             1.27          (16.03)*
-------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------
Net assets, end of period (in
thousands                              $4,399          $1,155
-------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(a)(d)                     2.30             .66*
-------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)(a)            (1.97)           (.58)*
-------------------------------------------------------------------------------
Portfolio turnover (%)                 102.76          134.73
-------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the periods ended June 30, 2003 and June 30, 2002 reflect a reduction of 0.56% and 0.24%, respectively, based on average net assets for class C shares. (Note 2)

(b) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
-------------------------------------------------------------------------------
                                                      For the
                                                       period
                                         Year        March 18,
                                        ended        2002+ to
Per-share                             June 30         June 30
operating performance                    2003            2002
-------------------------------------------------------------------------------
Net asset value, beginning of
period                                 $14.94          $17.78
-------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------
Net investment loss (a)(b)               (.22)           (.06)
-------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                .46           (2.78)
-------------------------------------------------------------------------------
Total from investment
operations                                .24           (2.84)
-------------------------------------------------------------------------------
Net asset value, end of period         $15.18          $14.94
-------------------------------------------------------------------------------
Total return at net asset
value (%)(c)                             1.61          (15.97)*
-------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------
Net assets, end of period (in
thousands                              $2,083            $370
-------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(a)(d)                     2.05             .59*
-------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)(a)            (1.72)           (.51)*
-------------------------------------------------------------------------------
Portfolio turnover (%)                 102.76          134.73
-------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the periods ended June 30, 2003 and June 30, 2002 reflect a reduction of 0.56% and 0.24%, respectively, based on average net assets for class M shares. (Note 2)

(b) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
June 30, 2003

Note 1
Significant accounting policies

Putnam Small Cap Growth Fund, (the "fund"), is a series of Putnam Funds Trust (the "trust"), which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek capital appreciation by investing primarily in the equity securities of small, rapidly growing U.S. companies that Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes have the potential for capital appreciation.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A and class M shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50 % and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter
-- a security is valued at its last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the foreign investments are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

D) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end are listed after The fund's portfolio.

E) Line of credit During the period, the fund was entered into a committed line of credit with certain banks. The line of credit agreement included restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended June 30, 2003, the fund had no borrowings against the line of credit. Effective August 6, 2003, the fund will no longer participate in a committed line of credit.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At June 30, 2003, the fund had a capital loss carryover of $7,207,961 available to the extent allowed by tax law to offset future net capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover   Expiration
--------------------------------
    $1,951,064   June 30, 2010
     5,256,897   June 30, 2011

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions and net operating loss. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended June 30, 2003, the fund reclassified $698,173 to decrease accumulated net investment loss and $698,173 to decrease paid-in-capital.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation               $12,069,232
Unrealized depreciation                (2,902,696)
                                     ------------
Net unrealized appreciation             9,166,536

Undistributed ordinary
  income                                       --
Capital loss carryforward              (7,207,961)
Post-October loss                              --

Cost for federal income
  tax purposes                        $78,055,583

H) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 1.00% of the first $500 million of average net assets, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion and 0.73% of any excess thereafter.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through June 30, 2004, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, extraordinary expenses, credits from Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC, and payments under the fund's distribution plan) would exceed an annual rate of 1.30% of the fund's average net assets.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended June 30, 2003, the fund's expenses were reduced by $28,207 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $367 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan"), which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rates of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended June 30, 2003, Putnam Retail Management, acting as underwriter, received net commissions of $42,249 and $415 from the sale of class A and class M shares, respectively, and received $19,082 and $694 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended June 30, 2003, Putnam Retail Management, acting as underwriter, received $198 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended June 30, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $90,247,916 and $49,538,121, respectively. There were no purchases and sales of U.S. government obligations.

Written option transactions during the year are summarized as follows:

                                         Contract       Premiums
                                          Amounts       Received
----------------------------------------------------------------
Written options
outstanding at
beginning of year                              --            $--
----------------------------------------------------------------
Options opened                             47,460         28,242
Options exercised                         (13,950)        (4,360)
Options expired                           (33,510)       (23,882)
Options closed                                 --             --
----------------------------------------------------------------
Written options
outstanding at
end of year                                    --            $--
----------------------------------------------------------------

Note 4
Capital shares

At June 30, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:
Year ended June 30, 2003

                                        Year ended June 30, 2003
----------------------------------------------------------------
Class A                                    Shares         Amount
----------------------------------------------------------------
Shares sold                             3,385,668    $44,869,330
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                               --             --
----------------------------------------------------------------
                                        3,385,668     44,869,330
Shares repurchased                     (1,404,537)   (17,936,483)
----------------------------------------------------------------
Net increase                            1,981,131    $26,932,847
----------------------------------------------------------------

                                        Year ended June 30, 2002
----------------------------------------------------------------
Class A                                    Shares         Amount
----------------------------------------------------------------
Shares sold                             1,326,903    $22,475,747
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                               --             --
----------------------------------------------------------------
                                        1,326,903     22,475,747
Shares repurchased                       (631,539)   (10,723,728)
----------------------------------------------------------------
Net increase                              695,364    $11,752,019
----------------------------------------------------------------

                                        Year ended June 30, 2003
----------------------------------------------------------------
Class B                                    Shares         Amount
----------------------------------------------------------------
Shares sold                             1,273,816    $16,864,315
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                               --             --
----------------------------------------------------------------
                                        1,273,816     16,864,315

Shares repurchased                       (376,670)    (4,717,448)
----------------------------------------------------------------
Net increase                              897,146    $12,146,867
----------------------------------------------------------------

                                   For the period March 18, 2002
                                    (commencement of operations)
                                                to June 30, 2002
----------------------------------------------------------------
Class B                                    Shares         Amount
----------------------------------------------------------------
Shares sold                               617,672    $10,264,283
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                               --             --
----------------------------------------------------------------
                                          617,672     10,264,283
Shares repurchased                        (28,712)      (468,049)
----------------------------------------------------------------
Net increase                              588,960     $9,796,234
----------------------------------------------------------------

                                        Year ended June 30, 2003
----------------------------------------------------------------
Class C                                    Shares         Amount
----------------------------------------------------------------
Shares sold                               303,484     $4,020,440
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                               --             --
----------------------------------------------------------------
                                          303,484      4,020,440
Shares repurchased                        (89,863)    (1,164,974)
----------------------------------------------------------------
Net increase                              213,621     $2,855,466
----------------------------------------------------------------

                                   For the period March 18, 2002
                                    (commencement of operations)
                                                to June 30, 2002
----------------------------------------------------------------
Class C                                    Shares         Amount
----------------------------------------------------------------
Shares sold                                83,015     $1,387,215
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                               --             --
----------------------------------------------------------------
                                           83,015      1,387,215
Shares repurchased                         (5,641)       (93,045)
----------------------------------------------------------------
Net increase                               77,374     $1,294,170
----------------------------------------------------------------

                                        Year ended June 30, 2003
----------------------------------------------------------------
Class M                                    Shares         Amount
----------------------------------------------------------------
Shares sold                               159,558     $2,078,164
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                               --             --
----------------------------------------------------------------
                                          159,558      2,078,164
Shares repurchased                        (47,083)      (578,908)
----------------------------------------------------------------
Net increase                              112,475     $1,499,256
----------------------------------------------------------------

                                   For the period March 18, 2002
                                    (commencement of operations)
                                                to June 30, 2002
----------------------------------------------------------------
Class M                                    Shares         Amount
----------------------------------------------------------------
Shares sold                                39,779       $684,211
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                               --             --
----------------------------------------------------------------
                                           39,779        684,211
Shares repurchased                        (15,030)      (248,370)
----------------------------------------------------------------
Net increase                               24,749       $435,841
----------------------------------------------------------------

Federal tax information
(Unaudited)

The Form 1099 you receive in January 2004 will show the tax status of all distributions paid to your account in calendar 2003.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994
President, Baxter Associates, Inc. (a consulting and private investments firm)

Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care, and the National Center for Nonprofit Boards. Chairman Emeritus of the Board of Trustees, Mount Holyoke College. Until 2002, Mrs. Baxter was a director of Intermatic Corporation, a manufacturer of energy control products. Also held various positions in investment banking and corporate finance, including Vice President and principal of the Regency Group and Vice President and consultant to First Boston Corp.

Charles B. Curtis (4/27/40), Trustee since 2001
President and Chief Operating Officer, Nuclear Threat Initiative (a private foundation dealing with national security issues), also serves as Senior Advisor to the United Nations Foundation

Member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory at Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council, and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a Member of the Department of Defense's Policy Board and Director of EG&G Technical Services, Inc. (fossil energy research and development support). Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1987 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission. Mr. Curtis is also a lawyer with over 15 years of experience.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000 Vice-Chairman and Managing Director, First Reserve Corporation (a registered investment advisor investing in companies in the world-wide energy industry on behalf of institutional investors)

Director of Devon Energy Corporation (formerly known as Snyder Oil Corporation), TransMontaigne Oil Company, Continuum Health Partners of New York, Sarah Lawrence College, and various private companies owned by First Reserve Corporation. Trustee of TH Lee, Putnam Investment Trust (a closed-end investment company). Prior to acquiring First Reserve in 1983, Mr. Hill held executive positions with several advisory firms and various positions with the federal government, including Associate Director of the Office of Manage ment and Budget and Deputy Director of the Federal Energy Administration.

Ronald J. Jackson (12/17/43), Trustee since 1996
Private investor

Former Chairman, President, and Chief Executive Officer of Fisher-Price, Inc. (a toy manufacturer). Previously served as President and Chief Executive Officer of Stride-Rite, Inc. and Kenner Parker Toys. Also held financial and marketing positions with General Mills, Parker Brothers, and Talbots. President of the Kathleen and Ronald J. Jackson Foundation (charitable trust). Member of the Board of Overseers of WGBH (public television and radio). Member of the Board of Overseers of the Peabody Essex Museum.


Paul L. Joskow (6/30/47), Trustee since 1997
Elizabeth and James Killian Professor of Economics and Management and Director of the Center for Energy and Environmental Policy Research, Massachusetts Institute of Technology

Director, National Grid Transco (formerly National Grid Group, a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure), and the Whitehead Institute for Biomedical Research (a non-profit research institution). President of the Yale University Council. Prior to February 2002, March 2000, and September 1998, Dr. Joskow was a Director of State Farm Indemnity Company (an automobile insurance company), Director of New England Electric System (a public utility holding company) and a consultant to National Economic Research Associates, respectively.

Elizabeth T. Kennan (2/25/38), Trustee since 1992
Chairman, Cambus-Kenneth Bloodstock (a limited liability company involved in thoroughbred horse breeding and farming), President Emeritus of Mount Holyoke College

Director, Northeast Utilities, and Talbots (a distributor of women's apparel). Trustee of Centre College. Prior to 2001, Dr. Kennan was a member of the Oversight Committee of Folger Shakespeare Library. Prior to September 2000, June 2000, and November 1999, Dr. Kennan was a Director of Chastain Real Estate, Bell Atlantic, and Kentucky Home Life Insurance, respectively. Prior to 1995, Dr. Kennan was a Trustee of Notre Dame University. For 12 years, she was on the faculty of Catholic University.

John H. Mullin, III (6/15/41), Trustee since 1997
Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming)

Director Alex. Brown Realty, Inc., Sonoco Products, Inc. (a packaging company), The Liberty Corporation (a company engaged in the broadcasting industry), and Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light). Trustee Emeritus of Washington & Lee University. Prior to October 1997, January 1998, and May 2001, Mr. Mullin was a Director of Dillon, Read & Co. Inc., The Ryland Group, Inc., and Graphic Packaging International Corp., respectively.

Robert E. Patterson (3/15/45), Trustee since 1984
Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties,
Inc.

Chairman of the Joslin Diabetes Center, Trustee of SEA Education Association, and Director of Brandywine Trust Company (a trust company). Prior to February 1998, Mr. Patterson was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (publicly traded real estate investment trust). Prior to 1990, Mr. Patterson was Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, the predecessor of Cabot Partners, and prior to that was Senior Vice President of the Beal Companies.

W. Thomas Stephens (9/2/42), Trustee since 1997
Corporate Director

Director of Xcel Energy Incorporated (public utility company), TransCanada Pipelines, Norske Canada, Inc. (paper manufacturer), and Qwest Communications (communications company). Until 2003, Mr. Stephens was a Director of Mail-Well, a printing and envelope company. Prior to July 2001 and October 1999, Mr. Stephens was Chairman of Mail-Well and MacMillan-Bloedel (forest products company). Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville.

W. Nicholas Thorndike (3/28/33), Trustee since 1992
Director of various corporations and charitable organizations, including Courier Corporation (a book manufacturer and publisher) and Providence Journal Co. (a newspaper publisher)

Trustee of Northeastern University and Honorary Trustee of Massachusetts General Hospital. Prior to September 2000, April 2000, and December 2001, Mr. Thorndike was a Director of Bradley Real Estate, Inc., a Trustee of Eastern Utilities Associates, and a Trustee of Cabot Industrial Trust, respectively. Previously served as Chairman of the Board and managing partner of Wellington Management/Thorndike Doran Paine & Lewis, and Chairman and Director of Ivest Fund.

Lawrence J. Lasser* (11/1/42), Trustee since 1992 and Vice President since 1981
President and Chief Executive Officer of Putnam Investments and Putnam
Management

Director of Marsh & McLennan Companies, Inc. and the United Way of Massachusetts Bay. Member of the Board of Governors of the Investment Company Institute, Trustee of the Museum of Fine Arts, Boston, a Trustee and Member of the Finance and Executive Committees of Beth Israel Deaconess Medical Center, Boston, and a Member of the CareGroup Board of Managers Investment Committee, the Council on Foreign Relations, and the Commercial Club of Boston.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000 President, New Generation Research, Inc. (a publisher of financial advisory and other research services relating to bankrupt and distressed companies) and New Generation Advisers, Inc. (a registered investment adviser)

Director of The Boston Family Office, L.L.C. (registered investment advisor), Trustee of St. Mark's School, and Trustee of Shore Country Day School. Until 2002, Mr. Putnam was a Trustee of the SEA Education
Association. Previously, Mr. Putnam was an attorney with the firm of Dechert Price & Rhoads.

A.J.C. Smith* (4/13/34), Trustee since 1986
Director of Marsh & McLennan Companies, Inc.

Director of Trident Corp. (a limited partnership with over 30 institutional investors). Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation and the National Museums of Scotland. Chairman of the Central Park Conservancy. Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Fellow of the Faculty of Actuaries in Edinburgh, the Canadian Institute of Actuaries, and the Conference of Actuaries. Associate of the Society of Actuaries. Member of the American Actuaries, the International Actuarial Association and the International Association of Consulting Actuaries. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of  June 30, 2003, there were 104 Putnam Funds.

Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc., the parent company of Putnam LLC and its affiliated companies. Messrs. Putnam, III, Lasser and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc. George Putnam, III is the President of your fund and each of the other Putnam funds. Lawrence J. Lasser is the President and Chief Executive Officer of Putnam Investments and Putnam Management. Mr. Lasser and Mr. Smith serve as Directors of Marsh & McLennan Companies, Inc.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Treasurer and Principal Financial
Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Patricia C. Flaherty (12/1/46)
Senior Vice President
Since 1993

Senior Vice President, Putnam Investments and Putnam
Management

Karnig H. Durgarian (1/13/56)
Vice President and Principal Executive Officer
Since 2002

Senior Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Managing Director, Putnam Investments. Prior to July 2001,
Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Gordon H. Silver (7/3/47)
Vice President
Since 1990

Senior Managing Director, Putnam Investments, Putnam
Management and Putnam Retail Management

Mark C. Trenchard
(6/5/62)  Vice President
Since 2002

Senior Vice President, Putnam Investments

William H. Woolverton (1/17/51)
Vice President and Chief Legal Officer
Since 2003

Managing Director, Putnam Investments, Putnam Management and
Putnam Retail Management

Judith Cohen (6/7/45)  Clerk and
Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square,
Boston, MA 02109.


Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily You can move money from one Putnam fund to another within the same class of shares without a service charge. (This privilege is subject to change or termination.)

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnaminvestments.com
A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Use our toll-free number 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.


The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

Growth Funds

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend Funds

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund
Global Equity Fund
Global Natural Resources Fund
International Capital Opportunities Fund
International Equity Fund
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

Value Funds

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund*
Income Funds
American Government Income Fund
Diversified Income Trust
Global Income Trust
High Yield Advantage Fund*
High Yield Trust
Income Fund
Intermediate U.S. Government
  Income Fund
Money Market Fund
U.S. Government Income Trust

Tax-free Income Funds

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio and Pennsylvania State

State tax-free money market funds+

California, New York

Asset Allocation Funds

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Closed to new investors.

+ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Check your account balances and current performance at www.putnaminvestments.com.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager
Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian
Putnam Fiduciary Trust Company

Legal Counsel
Ropes & Gray LLP

Independent Auditors
PricewaterhouseCoopers LLP

Trustees
John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal Executive Officer

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and Principal Accounting Officer

Beth S. Mazor
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

William H. Woolverton
Vice President and Chief
Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Small Cap Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS


Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

AN076-88684  2HF/2ZF/2ZG/2ZH  8/03


Not FDIC Insured          May Lose Value          No Bank Guarantee


Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
         Management Investment Companies: Not applicable
         --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 10. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                      --------------------------
                                      Michael T. Healy
                                      Principal Accounting Officer
Date: August 22, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                      ---------------------------
                                      Karnig H. Durgarian
                                      Principal Executive Officer
Date: August 22, 2003



By (Signature and Title):            /s/Charles E. Porter
                                      ---------------------------
                                      Charles E. Porter
                                      Principal Financial Officer
Date: August 22, 2003



By (Signature and Title):            /s/Steven D. Krichmar
                                      ---------------------------
                                      Steven D. Krichmar
                                      Principal Financial Officer
Date: August 22, 2003